UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
ARRAY TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-16(i)(1) and 0-11.

ARRAY
ARRAY

ARRAY TECHNOLOGIES

2026 Proxy Statement

& Notice of Annual Meeting of Stockholders

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Array Technologies, Inc. (“Array,” the “Company,” “we” and “us”) will be held on May 19, 2026, at 10:00 a.m. Pacific Daylight Time (“PDT”), in a virtual format at www.virtualshareholdermeeting.com/ARRY2026 for the purpose of considering the following Company-sponsored proposals:

PROPOSAL
1	Election of our Class III director nominees, each for a three-year term.
2	Ratification of the selection of our independent registered public accounting firm for the year ending December 31, 2026.
3	Approval, on an advisory basis, of our named executive officer compensation.
4	Approval of an amendment to our Amended and Restated Certificate of Incorporation to declassify our Board of Directors (the “Board”) and phase-in annual director elections.
We will also consider and act upon any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record as of the close of business on March 23, 2026 (the “Record Date”) are entitled to participate (meaning vote and submit questions) at the Annual Meeting.
Admission
In an effort to provide access for our stockholders regardless of geographic location, we will hold our Annual Meeting virtually. Stockholders of record as of the close of business on the Record Date will be able to participate by visiting www.virtualshareholdermeeting.com/ARRY2026 and using the 16-digit control number(s) included on the Important Notice Regarding the Internet Availability of Proxy Materials and the proxy card. Stockholders without a control number may attend the Annual Meeting as guests, but they will not have the ability to vote or submit questions during the Annual Meeting. Further details regarding how to attend the Annual Meeting online are more fully described in the Important Notice Regarding the Internet Availability of Proxy Materials and the accompanying proxy statement, which are first being made available to stockholders on or about April 7, 2026.
Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares by submitting your proxy by internet, by telephone or by signing, dating and returning the proxy card included in these materials in order to ensure the presence of a quorum. You may still vote your shares during the Annual Meeting if you choose to attend, even if you have previously voted or returned your proxy by any of the methods described in our proxy statement. If your shares are held in a bank or brokerage account, please refer to the materials provided by your bank or broker for voting instructions.
By order of the Board,

Gina K. Gunning
Chief Legal Officer & Corporate Secretary
April 7, 2026
*We include website addresses and references to reports found on our website throughout this proxy statement for reference only. Our website and reports referenced on our website are for informational purposes only and the contents of our website, reports referenced on our website or information connected thereto are not a part of this proxy statement and are not deemed incorporated by reference into this proxy statement or any other public filing made with the United States Securities and Exchange Commission. Unless otherwise indicated, information regarding our directors is as of March 24, 2026.

MEETING DETAILS
Date May 19, 2026

Time 10:00 a.m. PDT

Location www.virtualshareholdermeeting .com/ARRY2026

Record Date March 23, 2026

All stockholders are extended a cordial invitation to attend the Annual Meeting.

CONTENTS

PROPOSAL NO. 2—RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026	66
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm	67
Principal Accountant Fees and Services	67

PROPOSAL NO. 3—APPROVAL, ON AN ADVISORY BASIS, OF OUR NAMED EXECUTIVE OFFICER COMPENSATION	68

PROPOSAL NO. 4—APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY OUR BOARD AND PHASE-IN ANNUAL DIRECTOR ELECTIONS.	69

GENERAL MATTERS	71
Code of Business Conduct and Corporate Governance Guidelines	71
Availability of Certain Documents	71
Stockholder Proposals and Nominations	71
Contacting the Board	72
Other Matters	72
How to Access the Annual Meeting	72
Forward-Looking Statements	73

APPENDIX A	A-1

APPENDIX B	B-1

Proxy Statement Summary
This summary highlights information discussed in more detail elsewhere in this proxy statement. As this is only a summary, we encourage you to read carefully: (i) the entire proxy statement and (ii) our 2025 annual report to securityholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2025 (collectively, the “Annual Report”) before voting your shares.

HOW TO VOTE
By Internet
You may vote by proxy via the internet at www.proxyvote.com by following the instructions provided on the Important Notice Regarding the Internet Availability of Proxy Materials or the proxy card.

By Telephone
If you live in the United States or Canada, you may vote by proxy by calling toll-free 1- 800-690-6903 and by following the instructions provided on the Important Notice Regarding the Internet Availability of Proxy Materials or the proxy card when voting.

By Mail
If you received printed proxy materials, you may complete your proxy card and return it using the postage prepaid envelope you received to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received no later than 8:59 p.m. PDT on May 18, 2026 to be voted at the Annual Meeting (as defined below). Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors (the “Board”) and according to the discretion of the proxy holder named in the proxy card upon any other business that may properly be brought before the Annual Meeting and at all adjournments and postponements thereof.

At the Virtual Meeting
The Annual Meeting will be held entirely online. To participate (meaning vote and submit questions) at the Annual Meeting, you will need the 16-digit control number included in your Important Notice Regarding the Internet Availability of Proxy Materials and proxy card. The Annual Meeting webcast will begin promptly at 10:00 a.m. PDT. We encourage you to access the meeting at least 15 minutes prior to the start time. Online check-in will begin at 9:30 a.m. PDT, and you should allow ample time for the check-in procedures.

MEETING DETAILS
Date May 19, 2026

Time 10:00 a.m. PDT

Location www.virtualshareholdermeeting .com/ARRY2026

Record Date March 23, 2026

ARRAY TECHNOLOGIES	1	2026 PROXY STATEMENT

Proxy Summary
VOTING MATTERS

PROPOSAL		BOARD VOTE RECOMMENDATION	PAGE REFERENCE
1	Election of our Class III director nominees, each for a three-year term.	“FOR” all nominees	65
2	Ratification of the selection of our independent registered public accounting firm for the year ending December 31, 2026.	“FOR”	66
3	Approval, on an advisory basis, of our named executive officer compensation.	“FOR”	68
4	Approval of an Amendment to our Amended and Restated Certificate of Incorporation to declassify our Board and phase-in annual director elections.	“FOR”	69

BOARD OF DIRECTORS
The following table sets forth the names and certain other information for each of our directors and director nominees as of March 24, 2026. We have included additional information about each director’s background, skills and experience under “Management and Corporate Governance—Director Biographies” below.

Committee Chair
Committee Member

NAME	AGE	DIRECTOR SINCE	INDEPENDENT	OCCUPATION	AUDIT COMMITTEE	HUMAN CAPITAL COMMITTEE	NOMINATING & CORPORATE GOVERNANCE COMMITTEE
Troy Alstead(1)	63	2020		Founder at Table 47 and Ocean5
Orlando D. Ashford(1)	57	2020		Strategic Advisor, Fanatics and Interim Chief Executive Officer of the National Black MBA Association
Emily Cohen(2)	43	2026		Chief Commercial Officer at Primergy Solar
Brad Forth(3)(4)	61	2020		Senior Partner and Founder at Neos Partners
Kevin Hostetler(4)	57	2022		Chief Executive Officer of Array Technologies, Inc.
Jayanthi Iyengar(2)	64	2021		EVP and Chief Technology and Strategic Sourcing Officer at Oshkosh Corporation
Tracy Jokinen(2)	57	2022		Retired executive
Bilal Khan(1)	45	2021		Senior Managing Director at Blackstone
Carolyne Murff(1)	58	2026		Chief Executive Officer at Clearlight Energy
Gerrard Schmid(4)	57	2021		Retired executive

1.	Class I director.
2.	Class II director.
3.	Board chair.
4.	Class III director, nominated for re-election at the Annual Meeting. See Proposal 1.

ARRAY TECHNOLOGIES	2	2026 PROXY STATEMENT

Proxy Summary
PROXY STATEMENT FOR 2026 ANNUAL MEETING OF STOCKHOLDERS
This proxy statement, along with the accompanying Notice of 2026 Annual Meeting of Stockholders (the “Notice of Annual Meeting”), contains information about the 2026 Annual Meeting of Stockholders of Array Technologies, Inc. (the “Annual Meeting”), including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting in a virtual meeting format at 10:00 a.m. Pacific Daylight Time (“PDT”), at www.virtualshareholdermeeting.com/ARRY2026.
In this proxy statement, we refer to Array Technologies, Inc. as “Array,” the “Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board for use at the Annual Meeting.
On or about April 7, 2026, we will mail an Important Notice Regarding the Internet Availability of Proxy Materials (the “Notice of Proxy Materials”) to all stockholders entitled to vote at the Annual Meeting. The Notice of Proxy Materials provides information on how stockholders can obtain paper copies of the proxy materials, including the proxy card, if they so choose. Although not part of this proxy statement, we have also made available with this proxy statement our Annual Report, which includes our financial statements for the year ended December 31, 2025.
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 19, 2026
The Notice of Annual Meeting, this proxy statement, and our Annual Report are available online at www.proxyvote.com. To view these materials, please have your 16-digit control number(s) available. Additionally, you can find a copy of our Annual Report on the Securities and Exchange Commission (“SEC”) website at www.sec.gov, or on our investor relations website at http://ir.arraytechinc.com.
Even if you do not plan to attend the Annual Meeting, your vote is important to us. Please review the materials and exercise your stockholder right to vote.
Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view future proxy materials and annual reports over the internet instead of receiving paper copies in the mail. You can choose this option and save us the cost of producing and mailing these documents by following the instructions provided when you vote over the internet.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
WHY DID I RECEIVE THESE MATERIALS?
Our Board is soliciting your proxy to vote at our Annual Meeting (or at any postponement or adjournment of the meeting). Stockholders who own shares of our common stock as of the close of business on the March 23, 2026 (“Record Date”) are entitled to vote at the Annual Meeting. You should review these proxy materials carefully as they give important information about the proposals that will be voted on at the Annual Meeting, as well as other important information about the Company.
Important Notice Regarding the Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this proxy statement and our Annual Report available to our stockholders electronically via the internet. The Notice of Proxy Materials contains instructions on how to access this proxy statement and our Annual Report and vote online. If you received a Notice of Proxy Materials by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice of Proxy Materials instructs you on how to access and review all of the important information contained in this proxy statement and our Annual Report. If you received a Notice of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice of Proxy Materials.
Householding. The SEC rules permit us to print an individual’s multiple accounts on a single set of Annual Meeting materials. To take advantage of this opportunity, we have summarized on one set of Annual Meeting materials all of the accounts registered with the same tax identification number or duplicate name and address, unless we received contrary instructions from the impacted stockholder prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Annual Meeting materials, as requested, to any stockholder to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Annual Meeting materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. A number of brokerage firms have instituted householding. They will have their own procedures for stockholders who wish to receive individual copies of the proxy materials.
WHO IS ENTITLED TO VOTE?
Stockholders who own shares as of the close of business on the Record Date, are entitled to vote at the Annual Meeting. Holders of shares of our common stock are entitled to one vote per share.

ARRAY TECHNOLOGIES	3	2026 PROXY STATEMENT

Proxy Summary
WHAT ARE THE BOARD’S RECOMMENDATIONS ON HOW TO VOTE MY SHARES?
Our Board recommends a vote:

PROPOSAL
1	FOR the election of all of our Class III director nominees, each for a three-year term.
2	FOR ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.
3	FOR approval, on an advisory basis, of our named executive officer compensation.
4	FOR approval of an amendment to our Amended and Restated Certificate of Incorporation to declassify our Board and phase-in annual director elections.

HOW CAN I VOTE MY SHARES?
Stockholder of Record – Shares Registered Directly in Your Name: If you are a stockholder of record and your shares are registered directly in your name, you may vote:

•
BY INTERNET. You may vote by proxy via the internet at www.proxyvote.com by following the instructions provided on the Notice of Proxy Materials or your proxy card. When voting by internet, you must have the 16-digit control number that is on the Notice of Proxy Materials and your proxy card. Your vote must be received by 8:59 p.m. PDT on May 18, 2026 to be counted.

•
BY TELEPHONE. If you live in the United States or Canada, you may vote by proxy by calling toll-free 1-800-690-6903 and following the instructions. When voting by telephone, you must have the 16-digit control number that is on the Notice of Proxy Materials and your proxy card. Your vote must be received by 8:59 p.m. PDT on May 18, 2026 to be counted.

•
BY MAIL. Complete and mail your proxy card in the postage prepaid envelope you receive, and return the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received no later than 8:59 p.m. PDT on May 18, 2026 to be voted at the Annual Meeting. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, your shares will be voted as recommended by our Board and according to the discretion of the proxy holder named in the proxy card upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof.

•
AT THE VIRTUAL MEETING. The Annual Meeting will be held entirely online. To participate in and vote your shares during the Annual Meeting, you will need the 16-digit control number that is included on the Notice of Proxy Materials and your proxy card. The Annual Meeting webcast will begin promptly at 10:00 a.m. PDT. We encourage you to access the Annual Meeting at least 15 minutes prior to the start time. Online check-in will begin at 9:30 a.m. PDT, and you should allow ample time for the check-in procedures.

Beneficial Holders: If you are a beneficial holder of your shares of common stock (i.e., your shares are held for your account by a bank, broker, trustee or other nominee), you will receive instructions from your nominee explaining how to vote your shares by mail and, if permitted, by internet or telephone.
HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. To vote your shares without attending the meeting, please follow the instructions to vote by mail, internet or telephone (as applicable) in the question above.
WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
Most Array stockholders hold their shares through a bank, broker, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record – Shares Registered Directly in Your Name
If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record. Accordingly, we have sent our stockholders of record a Notice of Proxy Materials. As the stockholder of record, you have the right to attend the Annual Meeting and vote your shares during the Annual Meeting. If you are a stockholder of record and complete a valid proxy without indicating your voting preference for any of the proposals, the proxy holders will vote your shares in accordance with our Board’s recommendations with respect to such proposals. If you will not be attending the Annual Meeting, you may also vote by granting a proxy over the internet or by telephone, and, if you requested to receive printed proxy materials, by mailing the proxy card, as described in the Notice of Proxy Materials and below under the heading “How can I attend and participate in the virtual Annual Meeting?”

ARRAY TECHNOLOGIES	4	2026 PROXY STATEMENT

Proxy Summary
Beneficial Owner
If your shares are held in an account at a bank, broker, trustee or other nominee, like the substantial majority of our stockholders, you are considered the beneficial owner of shares held in street name, and a Notice of Proxy Materials was sent to you by your nominee. If you are a beneficial owner, you may vote online at the Annual Meeting only with a legal proxy obtained from your bank, broker, trustee or other nominee. Beneficial owners should refer to “How can I attend and participate in the virtual Annual Meeting?” for additional information.
HOW CAN I ATTEND AND PARTICIPATE IN THE VIRTUAL ANNUAL MEETING?
All stockholders are entitled to join the Annual Meeting; however, you are only entitled to participate (meaning vote and submit questions) if you were a stockholder of record of the Company at the close of business on the Record Date. You also may join the Annual Meeting as a guest; however, guests will not be allowed to vote or submit questions at the Annual Meeting.
Stockholder of Record – Shares Registered Directly in Your Name
If you were a stockholder of record at the close of business on the Record Date (i.e., you hold your shares registered in your name through our transfer agent, Computershare), you or your duly appointed proxy can join and participate in the Annual Meeting by following the instructions on the Notice of Proxy Materials, proxy card, or on the instructions that accompanied your proxy materials.
Beneficial Owner
If you are a beneficial owner as of the record date and you do not have a 16-digit control number, you should contact your bank, broker, trustee or other nominee (preferably at least five days before the meeting) to obtain your control number, allowing you to attend and participate in the meeting.
HOW MAY I CHANGE OR REVOKE MY PROXY?
Stockholder of Record – Shares Registered Directly in Your Name. Registered stockholders may change a properly executed proxy at any time before the Annual Meeting by:
•	notifying our Corporate Secretary in writing;
•	returning a signed proxy with a later date;
•	transmitting a subsequent vote over the internet or by telephone prior to the close of the internet voting facility or the telephone voting facility; or
•	by attending and voting live at the virtual Annual Meeting.
Beneficial Owner. If your stock is held in street name, you must contact your bank, broker, trustee or other nominee for instructions as to how to change your vote.
WHAT HAPPENS IF I DO NOT SUBMIT VOTING INSTRUCTIONS FOR A PROPOSAL? WHAT IS DISCRETIONARY VOTING? WHAT IS A BROKER NON-VOTE?
Stockholder of Record – Shares Registered Directly in Your Name
If you are a stockholder of record and you properly submit a proxy and voting instructions via the internet, by phone or by mail, your shares of Array common stock will be voted as you specify. If you are a stockholder of record who returns a proxy card properly signed and dated, but you make no specifications on such proxy card, your shares of Array common stock will be voted in accordance with the recommendations of the Board, as provided below.
Beneficial Owner
If you are a beneficial owner and you properly submit voting instructions to your bank, broker, trustee or other nominee holding shares of Array common stock for you, your shares of Array common stock will be voted as you specify. If you are a beneficial owner and you do not instruct your bank, broker, trustee or other nominee as to how to vote these shares on any “non-routine” proposals included in this proxy statement, your bank, broker, trustee or other nominee cannot exercise discretion to vote for or against those proposals. This would be a “broker non-vote,” and these shares will not be counted as having been voted on Proposal 1 or Proposal 3. A “broker non-vote” will have the effect of a vote against Proposal 4. Applicable rules permit banks, brokers, trustees or other nominees to vote shares held in street name only on routine matters. Only Proposal 2, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026, is a “routine proposal.” All other matters contained in this proxy statement for submission to a vote of the stockholders are considered “non-routine.” Accordingly, if your shares of common stock are held in street name and if you do not give your bank, broker, trustee or other nominee instructions as to how to vote, your bank, broker, trustee or other nominee will only be able to exercise its discretion in the case of Proposal 2 and will not be permitted to vote on Proposal 1, Proposal 3, Proposal 4, or any other matter to come before the Annual Meeting.

ARRAY TECHNOLOGIES	5	2026 PROXY STATEMENT

Proxy Summary
WHY IS THE ANNUAL VIRTUAL MEETING VIRTUAL ONLY?
We have adopted a virtual format for our Annual Meeting to provide a consistent experience to all stockholders regardless of location. Hosting a virtual meeting makes it easy for our stockholders to participate from any location in the world.
WHO PAYS THE COST FOR SOLICITING PROXIES?
Array will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. This cost also includes support for the hosting of the virtual Annual Meeting. MacKenzie Partners has been engaged to assist in the solicitation of proxies for Array for a fee of $20,000 plus reasonable out-of-pocket expenses. We may solicit proxies by mail, personal interview, telephone or via the Internet through our officers, directors and other management employees, who will receive no additional compensation for their services.
WHAT IF I HAVE TROUBLE ACCESSING THE ANNUAL MEETING VIRTUALLY?
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi or cellular connection at the location from which they plan to attend the Annual Meeting. We encourage you to access the Annual Meeting prior to the start time.
We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the meeting log-in page.
HOW MANY SHARES MUST BE PRESENT TO TRANSACT BUSINESS AT THE ANNUAL MEETING?
We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of at least a majority of the issued and outstanding shares entitled to vote at the Annual Meeting are present at the Annual Meeting, either virtually by logging in to the virtual meeting website using their 16-digit control number, or by proxy. Abstentions, withheld votes and broker non-votes will be counted as present for purposes of determining whether a quorum has been met. If there is no quorum, the chair of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting may adjourn the Annual Meeting to another date.

ARRAY TECHNOLOGIES	6	2026 PROXY STATEMENT

Proxy Summary
WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

PROPOSAL 1: ELECTION OF OUR CLASS III DIRECTOR NOMINEES, EACH FOR A THREE-YEAR TERM
A plurality of the votes cast by the shares of our common stock present in person (including virtually) or represented at the Annual Meeting by proxy and entitled to vote on the election of directors is required to elect each nominee (meaning that the three nominees receiving the highest number of “FOR” votes will be elected, even if those votes do not constitute a majority of the votes cast). “WITHHOLD” votes with respect to one or more director nominees will result in the respective nominee receiving fewer votes, but they will be counted as present, and will not have the effect of an “AGAINST” vote. Broker non-votes will have no effect on Proposal 1.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The affirmative vote of holders of a majority of the voting power of the shares of our common stock present in person (including virtually) or represented at the Annual Meeting by proxy and entitled to vote on this proposal at the Annual Meeting is required to approve Proposal 2 (meaning that, of the shares represented at the Annual Meeting and entitled to vote on this proposal, a majority of them must be voted “FOR” the proposal for it to be approved). Abstentions will be counted as present and entitled to vote on Proposal 2 and will therefore have the effect of an “AGAINST” vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm.

PROPOSAL 3: APPROVAL, ON AN ADVISORY BASIS, OF OUR NAMED EXECUTIVE OFFICER COMPENSATION
The affirmative vote of holders of a majority of the voting power of the shares of our common stock present in person (including virtually) or represented at the Annual Meeting by proxy and entitled to vote on this proposal at the Annual Meeting is required to approve Proposal 3 (meaning that, of the shares represented at the Annual Meeting and entitled to vote on this proposal, a majority of them must be voted “FOR” the proposal for it to be approved). Abstentions will be counted as present and entitled to vote on Proposal 3 and will therefore have the effect of an “AGAINST” vote. Broker non-votes will have no effect on Proposal 3. Although the results of Proposal 3 will not be binding on the Board, the Board will consider the results of the stockholder vote when making future decisions regarding executive compensation.

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY OUR BOARD AND PHASE-IN ANNUAL DIRECTOR ELECTIONS
The affirmative vote of holders of at least 66 2/3% in voting power of all outstanding shares of common stock entitled to vote thereon is required to approve Proposal 4. Abstentions and broker non-votes will have the effect of an “AGAINST” vote.

If there are insufficient votes to approve these proposals, your proxy may be voted by the persons named in the proxy card to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal(s). If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the Annual Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy.
COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?
As of the date of this proxy statement, our Board does not know of any other matters to be presented for consideration at the Annual Meeting. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a bank, broker, trust or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.
WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?
Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD OR VOTING INSTRUCTION FORM?
It means that your shares may be registered in multiple accounts at the transfer agent or with multiple brokers. To ensure that all of your shares are voted, please complete and return all proxy cards or voting instruction forms or, if you submit your proxy by internet or telephone, vote once for each card or control number you receive.
WHERE CAN I FIND THE VOTING RESULTS AFTER THE ANNUAL MEETING?
We expect to announce the preliminary voting results at the Annual Meeting and will report the final voting results in a Current Report on Form 8-K, which we will file with the SEC within four business days after the Annual Meeting.

ARRAY TECHNOLOGIES	7	2026 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information as of March 16, 2026 (unless otherwise specified), with respect to the beneficial ownership of our common stock by each person who is known to own beneficially more than 5% of the outstanding shares of common stock, each person currently serving as a director, each nominee for director, each Named Executive Officer (as set forth in the Summary Compensation Table below), and all directors and executive officers as a group.
Shares of common stock subject to restricted stock units or other rights to purchase which are now exercisable or are exercisable within 60 days of March 16, 2026 are to be considered outstanding for purposes of computing the percentage ownership of the persons holding these options or other rights but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person. As of March 16, 2026, there were 153,044,273 shares of common stock outstanding. Unless otherwise indicated, the address for each beneficial owner is c/o Array Technologies, Inc., 3901 Midway Place NE, Albuquerque, NM 87109.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF SHARES BENEFICIALLY OWNED
5% or greater stockholders:
BlackRock, Inc.(1)	16,575,687	10.83
The Vanguard Group(2)	15,619,542	10.21
Hill City Capital(3)	14,265,335	9.32
BlackRock Portfolio Management LLC(4)	9,744,997	6.37
Grantham, Mayo, Van Otterloo & Co. LLC(5)	9,403,672	6.14
BNP Paribas Asset Management Holding S.A.(6)	7,932,009	5.18
Directors and NEOs:
Kevin Hostetler(7)	391,318	*
H. Keith Jennings(8)	40,782	*
Terrance Collins(9)	70,778	*
Neil Manning(10)	60,711	*
Gina Gunning(11)	30,543	*
Troy Alstead	52,169	*
Orlando D. Ashford	52,169	*
Emily Cohen	—	—

ARRAY TECHNOLOGIES	8	2026 PROXY STATEMENT

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF SHARES BENEFICIALLY OWNED
Brad Forth	128,856	*
Jayanthi Iyengar	51,643	*
Tracy Jokinen	22,352	*
Bilal Khan	—	—
Carolyne Murff	—	—
Gerrard Schmid	63,621	*
All executive officers and directors as a group (15 individuals)	985,864	*

*	Represents beneficial ownership of less than one percent of our outstanding common stock.
1.
This information is based solely on a Schedule 13G/A filed by BlackRock, Inc. on February 6, 2026, reporting ownership as of January 31, 2026. According to this Schedule 13G/A, the reporting person exercises sole voting power over 16,344,076 shares of our common stock and sole dispositive power over 16,575,687 shares of our common stock. The principal business address of reporting person is 50 Hudson Yards, New York, NY 10001.

2.
This information is based solely on a Schedule 13G/A filed by The Vanguard Group on December 3, 2025, reporting ownership as of November 28, 2025. According to this Schedule 13G/A, as of November 28, 2025, the reporting person exercised shared voting power over 1,014,164 shares of our common stock, sole dispositive power over 14,450,500 shares of our common stock and shared dispositive power over 1,169,042 shares of our common stock. As of March 16, 2026, based on its Schedule 13G/A filed with the SEC on March 26, 2026. The Vanguard Group indicated that on January 12, 2026, it went through an internal realignment and certain of its subsidiaries or business divisions of its subsidiaries that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, Inc. will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group, Inc., and that The Vanguard Group, Inc. no longer has, or is deemed to have, beneficial ownership over securities owned by such subsidiaries and/or business divisions. The principal business address of the reporting person is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

3.
This information is based solely on a Schedule 13G/A filed jointly by Hill City Capital Master Fund LP (the “Fund”); Hill City Capital GP LLC (the “General Partner”), which serves as the general partner of the Fund; Hill City Capital LP (the “Investment Manager”), which serves as investment manager of the Fund; Hill City GP LLC (the “Investment Manager GP”), which serves as the general partner of the Investment Manager; and Herbert Frazier, who serves as managing member of the General Partner and the Investment Manager GP on November 12, 2024 reporting ownership as of September 30, 2024. According to this Schedule 13G/A, the reporting persons exercise shared voting and shared dispositive authority over 14,265,335 shares of our common stock. The principal business address of the Fund is c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009. The principal business address of the General Partner, the Investment Manager, the Investment Manager GP and Mr. Frazier is 121 High St, 3rd Floor, Boston, Massachusetts 02110.

4.
This information is based solely on a Schedule 13G filed by BlackRock Portfolio Management LLC on July 15, 2025, reporting ownership as of June 30, 2025. According to this Schedule 13G, the reporting person exercises sole voting power over 9,690,719 shares of our common stock and sole dispositive power over 9,744,997 shares of our common stock. The principal business address of reporting person is 50 Hudson Yards, New York, NY 10001.

5.
This information is based solely on a Schedule 13G/A filed by Grantham, Mayo, Van Otterloo & Co. LLC on August 8, 2025, reporting ownership as of June 30, 2025. According to this Schedule 13G/A, the reporting person exercises sole voting and sole dispositive power over 9,403,672 shares of our common stock. The principal business address of the reporting person is 53 State Street, Suite 3300, Boston, Massachusetts 02109.

6.
This information is based solely on a Schedule 13G filed by BNP Paribas Asset Management Holding S.A. on February 11, 2026, reporting ownership as of December 31, 2025. According to this Schedule 13G, the reporting person exercises sole voting power over 7,906,547 shares of our common stock and sole dispositive power over 7,932,009 shares of our common stock. The principal business address of the reporting person is 8, Rue Du port, 92729 Nanterre, France.

7.
Consists of (i) 231,101 shares of common stock held directly by Mr. Hostetler, and (ii) 160,217 shares of common stock underlying RSUs held by Mr. Hostetler that will vest within 60 days of March 16, 2026.

8.	Consists of 40,782 shares of common stock underlying RSUs held by Mr. Jennings that will vest within 60 days of March 16, 2026.
9.	Consists of (i) 44,235 shares of common stock held directly by Mr. Collins, and (ii) 26,543 shares of common stock underlying RSUs held by Mr. Collins that will vest within 60 days of March 16, 2026.
10.	Consists of (i) 35,438 shares of common stock held directly by Mr. Manning, and (ii) 25,273 shares of common stock underlying RSUs held by Mr. Manning that will vest within 60 days of March 16, 2026.
11.	Consists of (i) 8,657 shares of common stock held directly by Ms. Gunning, and (ii) 21,886 shares of common stock underlying RSUs held by Ms. Gunning that will vest within 60 days of March 16, 2026.

ARRAY TECHNOLOGIES	9	2026 PROXY STATEMENT

Management and Corporate Governance
BOARD LEADERSHIP AND STRUCTURE
Our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) states that the number of directors serving on our Board shall be fixed by a resolution of the Board. Each director holds office until his or her successor is duly elected and qualified or until his or her death, resignation, retirement, disqualification or removal. Our Certificate of Incorporation provides that our directors may be removed only for cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all the then-outstanding shares of our common stock entitled to vote thereon, voting together as a single class. Any vacancy in the Board, including a vacancy that results from an increase in the number of directors, may be filled by a vote of the majority of the directors then in office.
Our Certificate of Incorporation also divides our Board into three classes of directors, with the classes as nearly equal in number as possible. Each of our directors identified below serves in the class indicated. Subject to any earlier resignation or removal in accordance with the terms of our Certificate of Incorporation and our Amended and Restated Bylaws (the “Bylaws”), our Class I directors will serve until the 2027 annual meeting of stockholders (the “2027 Annual Meeting”), our Class II directors will serve until the 2028 annual meeting of stockholders (the “2028 Annual Meeting”), and our Class III directors, who will be elected at the 2026 Annual Meeting, will serve until the 2029 annual meeting of stockholders (the “2029 Annual Meeting”). Any additional directorships resulting from an increase in the number of directors will be apportioned by the Board among the three classes. At the Annual Meeting, we are asking that stockholders approve an amendment to our Certificate of Incorporation to declassify our Board and phase-in the annual election of directors beginning at the 2027 Annual Meeting, such that from and after the 2029 Annual Meeting, all directors will be up for election at each annual meeting and will serve for a term of one year and until such directors’ successors are duly elected and qualified or until such directors’ earlier death, resignation or removal.
Our Board is currently comprised of ten members. Below is a list of the names, classifications and ages, as of March 24, 2026, of the individuals who currently serve on our Board.

NAME	AGE	POSITION
Troy Alstead	63	Director (Class I)
Orlando D. Ashford	57	Director (Class I)
Emily Cohen	43	Director (Class II)
Brad Forth	61	Director (Class III); Board Chair
Kevin Hostetler	57	Director (Class III); Chief Executive Officer
Jayanthi Iyengar	64	Director (Class II)
Tracy Jokinen	57	Director (Class II)
Bilal Khan	45	Director (Class I)
Carolyne Murff	58	Director (Class I)
Gerrard Schmid	57	Director (Class III)

Our current Board leadership structure separates the positions of chief executive officer (“CEO”) and chair of the Board, although we do not have a corporate policy requiring that structure. The Board believes that this separation is appropriate for the organization at this time because it allows for a division of responsibilities and a

ARRAY TECHNOLOGIES	10	2026 PROXY STATEMENT

sharing of ideas between individuals having different perspectives. Our CEO, who is also a member of our Board, is primarily responsible for our operations and strategy execution, while our independent Board chair is primarily focused on matters pertaining to corporate governance, including management oversight and strategic guidance. While the Board believes that this is the most appropriate structure at this time, the Nominating and Corporate Governance Committee evaluates the Board’s leadership structure annually and may recommend alterations of this structure in the future.
Because of the Board’s role in risk oversight (discussed below) along with that of the Audit Committee and the Nominating and Corporate Governance Committee, the Board believes that any leadership structure it adopts must allow for effective oversight of the management of risks relating to Array’s operations. Our Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to Array’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks.
Board Composition, Qualifications and Expertise
As described in the Board’s committee charters and Array’s corporate governance guidelines, the Board seeks a membership that, as a whole, possesses the mix of experiences, skills, expertise and qualifications necessary to support the current and future success of Array and function effectively in light of our current and evolving business circumstances and risks. The Board seeks to achieve over time a mix of directors with a variety of skills, backgrounds, experience, viewpoints and other factors that contribute to a well-rounded perspective. We also seek to have a Board that reflects a range of talents, skills, and expertise, particularly in the areas most important to us and our corporate mission, sufficient to provide sound and prudent guidance with respect to our operations and interests.
The following matrix identifies certain of the skills, qualifications, experience, and background of our directors and director nominees relevant to our business:

Qualifications and Experience	Alstead	Ashford	Cohen	Forth	Hostetler	Iyengar	Jokinen	Khan	Murff	Schmid
Renewable Energy Experience
Utilities / EPC / Developer Experience
Innovation and Technology
Manufacturing and Supply Chain
Global Perspective, International
Public Company Leadership
Legal / Regulatory
Corporate Governance / Ethics
Government Affairs / Policy
Risk Management
Finance / Accounting
Public Company Financial Reporting
Environmental / Social Responsibility
Executive Compensation
Human Capital Management
Mergers and Acquisitions
Cybersecurity / Information Technology

ARRAY TECHNOLOGIES	11	2026 PROXY STATEMENT

Director Independence
Our Corporate Governance Guidelines provide that our Board will consist of a majority of independent directors and that, in making its independence determinations, the Board will observe all applicable requirements, including the applicable corporate governance listing standards of the Nasdaq Stock Market LLC (“Nasdaq”). Under Nasdaq rules, the Board has a responsibility to make an affirmative determination that those members of its Board that serve as independent directors do not have any relationships with the Company and its businesses that would interfere with their independent judgment in carrying out the responsibilities of a director. In connection with these determinations, the Board reviews information regarding transactions, relationships, and arrangements involving the Company and its businesses and each director that it deems relevant to independence, including those required by Nasdaq rules.
The Board reviewed information requested from and provided by each director concerning his or her background, employment and affiliations, and including family relationships. With respect to Ms. Cohen, the Board considered a known familiar relationship of Ms. Cohen and an employee at one of Array’s suppliers, and determined this did not impair her independence. Based on this review, our Board has determined that all nine of the current non-management directors of the Company (Mr. Alstead, Mr. Ashford, Ms. Cohen, Mr. Forth, Ms. Iyengar, Ms. Jokinen, Mr. Khan, Ms. Murff and Mr. Schmid) qualify as “independent” under the corporate governance rules of Nasdaq. Our Board previously undertook a review of the independence of former members. Based on this review, former member Paulo Almirante qualified as “independent” under the corporate governance rules of Nasdaq. In addition, our Board has determined that each member of the Audit Committee qualifies as “independent” under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each member of the Human Capital Committee qualifies as “independent” under Rule 10C-1 of the Exchange Act. Our Board has not established separate independence requirements beyond those of Nasdaq or the Exchange Act.
The Board’s Role in Risk Oversight
Our Board and its committees take an active role in risk oversight through:
•	review and discussion of regular periodic reports on topics relating to the risks that Array faces;
•	direct decision-making authority with respect to certain significant transactions and certain other strategic decisions;
•	direct oversight of specific areas of our business by each of its standing committees; and
•	regular reports from Array’s auditors and other outside consultants regarding areas of potential risk, including, among others, those relating to our internal control over financial reporting
The Board also relies on management to bring significant matters impacting Array to the attention of the Board.
The Audit Committee of the Board is responsible for reviewing and discussing with management and our independent registered public accounting firm our system of internal controls, critical accounting practices, and policies relating to financial risk assessment and management. As part of this process, the Audit Committee discusses Array’s major financial risk exposures and steps that management has taken to monitor and limit such exposure. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding accounting, internal accounting controls, auditing and compliance matters, as well as other violations of Array’s policies or procedures, such as retaliation, harassment and discrimination, and matters relating to corporate reputation and integrity.
Our Nominating and Corporate Governance Committee is responsible for reviewing and discussing with management the Company’s compliance and corporate governance risks, including cybersecurity risks, and the policies, guidelines and processes by which management assess and manages those risks.
Board Meetings and Attendance
The Board held five meetings during the year ended December 31, 2025. With the exception of Mr. Khan’s attendance at Human Capital Committee meetings, each of the directors attended at least 75% of the Board meetings and committee meetings on which he or she served during the year ended December 31, 2025 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee). The non-employee directors met in executive session during each of the regularly scheduled Board meetings during the year ended December 31, 2025.
The Board has adopted a policy requiring that its members make every effort to attend Array’s annual stockholder meetings. Our 2025 annual meeting of stockholders (the “2025 Annual Meeting”) was attended by all eight of the directors then serving on the Board.
Board and Committee Annual Performance Reviews
Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee is responsible for reporting annually to the Board an evaluation of the overall performance of the Board based on the self-evaluations of our directors. In addition, the written charters of the Audit Committee, Human Capital Committee and Nominating and Corporate Governance Committee provide that each such committee shall evaluate its performance on an annual basis.

ARRAY TECHNOLOGIES	12	2026 PROXY STATEMENT

Code of Business Conduct
We have adopted a written code of business conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of the Array Technologies, Inc. Code of Business Conduct is available on our investor relations website at ir.arraytechinc.com. We intend to make any disclosures regarding amendments to, or waivers from, our code of business conduct required under Form 8-K by posting such information on our website.
Insider Trading Policy
We have adopted an insider trading policy and procedures applicable to our officers, directors, and employees, and have implemented processes that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the Nasdaq listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Policy Against Hedging and Pledging of Stock
Our insider trading policy prohibits our directors, officers and employees from holding our common stock in a margin account or entering into hedging transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, because such transactions may permit a director, officer or employee to continue to own securities obtained through our employee benefit plans or otherwise, but without the full risks and rewards of ownership unless such transactions are pre-approved by the Chief Legal Officer (“CLO”). When that occurs, the individual may no longer have the same objectives as our other stockholders.
Clawback Policy
In accordance with the requirements of the Dodd-Frank Act, SEC rules and Nasdaq listing standards, we maintain a clawback policy that requires recoupment of erroneously-awarded incentive compensation received by current or former officers (that have been designated as an “officer” of the Company under Section 16(a) of the Exchange Act) in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under applicable securities laws, without regard to any fault or misconduct.
Stock Ownership Guidelines
Our Board has adopted stock ownership guidelines designed to assist in aligning the financial interests of our executive officers and directors with our stockholders and to promote sound corporate governance practices. Each executive officer and director subject to the guidelines is expected to hold Company stock, including unvested restricted stock or restricted stock units, with a value equal to the following:
•	for non-executive directors who receive compensation, five times the base annual retainer;
•	for our CEO, six times his annual base salary; and
•	for executive officers subject to the guidelines, other than our CEO, three times his or her annual base salary.
Common stock underlying restricted stock units (“RSUs”) and deferred shares or share units held by directors and executive officers are considered owned for purposes of determining stock ownership levels under the stock ownership guidelines. Common stock underlying unexercised stock options and unearned performance-based equity awards does not count toward satisfaction of the guidelines. An executive officer or director who does not meet the minimum holding requirement must retain 50% of the net number of shares acquired upon vesting or settlement of equity awards or exercise of stock options until compliance with the stock ownership guidelines is attained.
Executive officers and directors are expected to comply with the guidelines by the later of (i) June 8, 2026 or (ii) within five years from the date the individual (A) becomes an executive officer or director, as applicable, or (B) is promoted to a position that causes the executive officer to be subject to a greater ownership requirement or is otherwise designated as an individual covered by the stock ownership guidelines. Upon achieving his or her respective minimum ownership requirement, each executive officer and director must continue to maintain the minimum ownership requirement at all times during a given calendar year and for so long as the executive officer and director remains subject to the guidelines.
As of December 31, 2025, all of our NEOs and directors were in compliance or on track to be in compliance with the Stock Ownership Guidelines.
Human Capital Committee Interlocks and Insider Participation
None of the members of our Human Capital Committee has at any time during the prior fiscal year been one of our executive officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board or compensation committee, or other committee serving an equivalent function (including our Human Capital Committee), of any other entity that has one or more executive officers serving as a member of our Board or Human Capital Committee.

ARRAY TECHNOLOGIES	13	2026 PROXY STATEMENT

Stockholder Engagement
Array takes stockholder input and feedback seriously. We engage with stockholders throughout the year, as an ordinary course part of our business. Our CEO and certain executives are directly involved in these efforts, which are routinely reported to the Board. Array is typically represented at these engagements by some of our executive officers, including our CEO, Chief Financial Officer (“CFO”) and President and Chief Operating Officer (“COO”). On a year-round basis, we connect with our stockholders through attendance at virtual and in-person investor conferences, and through virtual and in-person meetings. In addition, we also engage with our stockholders through our quarterly earnings calls, attendance at industry presentations and conferences, and through Company-hosted events and presentations.
We regularly meet with stockholders to identify and understand matters important to them. As part of our open and ongoing dialogue with our stockholders, we reached out to our stockholders to schedule meetings with them. We, with the assistance of an investor relations firm, reached out to over 30 of our largest stockholders, representing over 90% of our outstanding shares (as of December 31, 2025) to schedule meetings and solicit stockholder feedback. In the lead-up to the Annual Meeting, we held ten meetings with stockholders representing over 45% of our outstanding shares (as of December 31, 2025), including with our four largest stockholders and with several institutional investors. These efforts were carried out under the direction, and with the direct involvement, of the Chair of the Human Capital Committee and member of the Nominating and Corporate Governance Committee, Orlando Ashford, who led meetings with stockholders representing approximately 39% of our outstanding shares (as of December 31, 2025). These meetings included members of our senior management team, including our Chief Human Resources Officer (“CHRO”), and CLO, as well as representatives from Array’s corporate finance and investor relations teams. Among other topics, executive compensation and the rationale underlying executive compensation decisions, the integration of APA Solar, LLC (“APA”) into our operations, executive-level transitions, and Array’s classified board structure were discussed with stockholders. A focus area for certain stockholders was on our governance structure as it relates to our classified Board. In connection with this topic, we have included a proposal in this proxy statement to amend our Certificate of Incorporation to declassify the Board and phase-in annual director elections. See Proposal 4 on page 69 for more information.

ARRAY TECHNOLOGIES	14	2026 PROXY STATEMENT

BOARD COMMITTEES
The Board has a standing Audit Committee, Human Capital Committee and Nominating and Corporate Governance Committee. The composition, duties and responsibilities of these committees are described more fully below. Each standing committee operates pursuant to a written charter, reviews and assesses the adequacy of its charter periodically and submits any changes to its charter to the Board for approval. The charters for each committee are all available on our investor relations website ir.arraytechinc.com under the “Corporate Governance Policies” section found under the “Corporate Governance” tab.

CHAIR	AUDIT COMMITTEE
Troy Alstead
The Board has determined that Troy Alstead and Tracy Jokinen each qualify as an “audit committee financial expert.”

Primary Responsibilities
Assists the Board in fulfilling its oversight responsibilities by:
 •
appointing, retaining, replacing, setting the compensation for and overseeing our independent auditor
 •
assessing our independent auditor’s independence from us
 •
reviewing, with our independent auditor, the matters required to be reviewed by applicable auditing requirements
 •
approving all audit and permissible non-audit and tax services to be performed by our independent auditor
 •
overseeing the financial reporting process and discussing with management and our independent auditor the interim and annual financial statements that we file with the SEC
 •
reviewing and monitoring our internal controls, disclosure controls and procedures and compliance with legal and regulatory requirements
 •
reviewing, approving and overseeing related party transactions
 •
establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, auditing and federal securities law matters

Other Members Tracy Jokinen Carolyne Murff Gerrard Schmid
Independent: 100% Meetings in 2025: 8 2025 meeting attendance: 93% (by the members then serving in such capacity)

CHAIR	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Brad Forth

Primary Responsibilities
Assists the Board in fulfilling its oversight responsibilities by:
 •
identifying and formally considering and recommending to the Board candidates to be nominated for election to the Board at each annual meeting of stockholders or as necessary to fill vacancies and newly created directorships
 •
reviewing the size and composition of the Board and its committees and making recommendations to the Board on membership of the committees and committee structure
 •
maintaining the corporate governance guidelines and overseeing the Company’s corporate governance practices, policies and processes, including identifying best practices and reviewing and recommending to the Board for approval any changes to the practices, policies and procedures in the Company’s corporate governance framework
 •
reviewing and, as necessary, making recommendations to the Board with respect to stockholder proposals
 •
developing a process for the annual performance evaluation of the Board and its committees
 •
overseeing the Company’s ESG-related efforts
 •
reviewing and discussing with management the Company’s process for assessing and managing compliance and corporate governance risks, including cybersecurity risks
 •
developing and recommending to our Board a CEO succession plan

Other Members Troy Alstead Orlando Ashford Emily Cohen Jayanthi Iyengar
Independent: 100% Meetings in 2025: 4 2025 meeting attendance: 94% (by the members then serving in such capacity)

CHAIR	HUMAN CAPITAL COMMITTEE
Orlando D. Ashford

Primary Responsibilities
Assists the Board in fulfilling its oversight responsibilities by:
 •
reviewing and approving the compensation of the CEO and the Company’s other executive officers
 •
overseeing the form and amount of compensation for independent directors
 •
administering the Company’s incentive compensation plans and equity-based plans
 •
overseeing the Company’s human capital management policies, programs, practices and strategies, including those relating to corporate culture, recruiting, retention, talent management, and career development

The Human Capital Committee engages an independent compensation consultant from time to time to advise it on matters related to executive and director compensation. Please refer to the sections titled “Compensation of Directors” and “Compensation Discussion and Analysis–The Role of the Compensation Consultant” for more information related to the independent compensation consultant.

Other Members Tracy Jokinen Bilal Khan Gerrard Schmid
Independent: 100% Meetings in 2025: 7 2025 meeting attendance: 86% (by the members then serving in such capacity)

ARRAY TECHNOLOGIES	15	2026 PROXY STATEMENT

DIRECTOR BIOGRAPHIES
Information concerning our directors is set forth below. The biographical description of each director includes the specific experience, qualifications, attributes and skills that led to the Board’s conclusion that each person listed below should serve as a director.
CLASS III DIRECTOR NOMINEES

Brad Forth Independent Director and Board Chair

AGE: 61
Brad Forth has served as our Board Chair since October 2020 and as the Chair of our predecessor entity since July 2016. Mr. Forth has spent his entire career in the energy industry. Mr. Forth is a Senior Partner at Neos Partners, an investment firm he co-founded in June 2022 focusing on partnering with operating companies within the energy transition and critical infrastructure value chains. Mr. Forth was a Managing Director at Oaktree Capital Management, L.P. (“Oaktree”) from 2009 to 2016, after which he served as a Senior Advisor to Oaktree’s GFI Energy Group until March 2021, where he helped the team anticipate growth opportunities in the power, utility and energy sectors, and invest its capital in leading companies, helping management teams to accelerate the growth of their businesses. Mr. Forth had previously been a partner at GFI Energy Group from 2006 to 2009. During his time at Oaktree, and while serving as the Chairman of our Board, Mr. Forth served as our interim Chief Executive Officer for a portion of 2018. Mr. Forth began his career as a design engineer at Power Measurement, Inc. in 1988, where he was responsible for pioneering research in the field of digital power metering and energy management systems. Mr. Forth remained at Power Measurement in various capacities for 18 years, the last nine as its Chief Executive Officer from 1996 to 2005. Mr. Forth is currently the chairman of the board of directors for Shoals Technologies Group, Inc. (Nasdaq: SHLS), and has been a member of its board since 2017. Mr. Forth received a BEng in Electrical Engineering from the University of Victoria in Canada. Mr. Forth was a winner of the 2002 Ernst and Young award for “Pacific Entrepreneur of the Year – Technology and Communications” and has been a member of Young Presidents’ Organization since 1998. Because of his long history and expertise in the energy industry, as well as his deep expertise with the solar industry, Mr. Forth is well qualified to serve on our Board.

DIRECTOR SINCE: 2020

ARRAY TECHNOLOGIES	16	2026 PROXY STATEMENT

Kevin Hostetler Director and Chief Executive Officer

AGE: 57
Kevin Hostetler has been our CEO since April 2022. He has over 25 years of global industrial business leadership experience having transformed multiple engineered products and services companies throughout his career. Prior to Array, Mr. Hostetler served as Chief Executive Officer at Rotork plc (LSE: ROR) (“Rotork”), a market-leading global provider of mission-critical flow control and instrumentation solutions, where he led the company’s Growth Acceleration Program which drove improved margins, capital efficiency and commercial excellence. Prior to joining Rotork in February 2018, Mr. Hostetler served as Chief Executive Officer of Velocitel, Inc. d/b/a FDH Velocitel (“FDH Velocitel”) starting in November 2014, leading the engineering and construction services provider through a series of acquisitions to support improvement of aging critical infrastructure, such as bridges, dams, and transmission towers. He was Executive Advisor to Wind Point Partners, a private equity firm focused on growth capital investments and leveraged buyouts in middle-market companies from March 2012 to November 2014. He held ascending leadership roles from 2007 to 2012 at IDEX Corporation (NYSE: IEX), where he served as an officer of the company and the Group President of the Fluid and Metering Technologies Segment and IDEX Asia, which includes operating platforms in energy, water, chemical, food and agriculture. Mr. Hostetler also spent seven years at Ingersoll Rand Inc. (NYSE: IR) in progressive profit and loss leadership and business development roles within the Industrial Technologies Segment. Mr. Hostetler has served on the supervisory board of Esdec Solar Group since January 2023. Mr. Hostetler has a BS in Finance from King’s College and an MBA from New York University-Leonard N. Stern School of Business. Because of his extensive senior leadership experience and comprehensive knowledge of our business, Mr. Hostetler is well qualified to serve on our Board.

DIRECTOR SINCE: 2022

ARRAY TECHNOLOGIES	17	2026 PROXY STATEMENT

Gerrard Schmid Independent Director

AGE: 57
Gerrard Schmid has served on our Board since August 2021. Mr. Schmid has more than 20 years of leadership experience in banking, payments, and financial technology. Mr. Schmid currently serves on the board of directors of Ingenico, an Apollo private equity portfolio company that is a global leader in payments point of sale terminals and associated software and services, where he also served as interim co-CEO from January 2023 to April 2023. Previously Mr. Schmid served as Chief Executive Officer of Diebold Nixdorf Inc. (NYSE: DBD), a multinational company that produces, installs and services hardware and software systems for the banking, retail and electric vehicle infrastructure sectors, from February 2018 to March 2022. From 2012 to 2017, Mr. Schmid served as Chief Executive Officer of D+H Corporation (“D+H”), a global fintech company based in Canada, where he was Chief Operating Officer from 2009 to 2012. In addition, Mr. Schmid was President and Chief Executive Officer of D+H’s Filogix business unit, a mortgage and real estate technology service provider, from 2007 to 2009. Prior to that, he held senior executive roles in banking in the UK and Canada and spent several years at McKinsey & Company, a global management consulting firm, where he focused on financial services and technology. Mr. Schmid has served on the board of directors of Computershare Limited (ASX: CPU), an Australian publicly traded company and a global leader in transfer agency, employee equity plans, mortgage servicing, proxy solicitation, stakeholder communications, and other diversified financial and governance services, since 2024. Mr. Schmid also previously served on the board of ISACA, an international professional association focused on IT governance, and cybersecurity certification and training. Mr. Schmid holds a BSc in Aeronautical Engineering from the University of Witwatersrand, South Africa, and a MASc in Aerospace Engineering from the University of Toronto. Because of his experience as a chief executive officer and his global perspective, Mr. Schmid is well qualified to serve on our Board.

DIRECTOR SINCE: 2021

ARRAY TECHNOLOGIES	18	2026 PROXY STATEMENT

CURRENT DIRECTORS NOT STANDING FOR ELECTION AT THE ANNUAL MEETING
CLASS I DIRECTORS

Troy Alstead Independent Director

AGE: 63
Troy Alstead has served on our Board since October 2020. Mr. Alstead is the founder of Table 47 and Ocean5, concepts opened in 2017 for dining, entertainment and events. In February 2016, Mr. Alstead retired from Starbucks Corporation (Nasdaq: SBUX) (“Starbucks”), an American coffee company and coffeehouse chain, after 24 years with the company, having most recently served as Chief Operating Officer. Mr. Alstead served as Chief Operating Officer beginning in 2014. From 2008 to 2014, Mr. Alstead served as that company’s Chief Financial Officer and Chief Administrative Officer. Additionally, Mr. Alstead served as Group President from 2013 until his promotion to Chief Operating Officer. Mr. Alstead joined Starbucks in 1992 and over the years served in a number of operational, general management, and finance roles. Mr. Alstead spent a decade in Starbucks’ international business, including roles as Senior Leader of Starbucks International, President Europe/Middle East/Africa headquartered in Amsterdam, and Chief Operating Officer of Starbucks Greater China, headquartered in Shanghai. Mr. Alstead chairs the board of directors of Harley-Davidson, Inc. (NYSE: HOG) and is a member of the board of directors of Levi Strauss & Co. (NYSE: LEVI) and IP Strategy Holdings, Inc. (Nasdaq: IPST) (f/k/a Heritage Distilling Holding Company, Inc.). Mr. Alstead also serves on the advisory council of EarthLab, an initiative of the College of the Environment at the University of Washington. Mr. Alstead earned a BA in Business Administration from the University of Washington. Because of his expertise in the areas of finance and operations, Mr. Alstead is well qualified to serve on our Board.

DIRECTOR SINCE: 2020

ARRAY TECHNOLOGIES	19	2026 PROXY STATEMENT

Orlando D. Ashford Independent Director

AGE: 57
Orlando D. Ashford has served on our Board since October 2020. Mr. Ashford currently serves as the Interim Chief Executive Officer of the National Black MBA Association, a non-profit organization dedicated to the enhancement and development of educational and economic empowerment for African Americans, a role he has held since February 2025. Prior to that, Mr. Ashford served as the Chief People Officer of Fanatics Holdings, Inc., a global sporting company, from October 2022 to December 2024, and currently serves as a strategic advisor to the company. Mr. Ashford served as Executive Chairman of SP Crioses OpCo Limited d/b/a Azamara Cruises, a worldwide cruise line company, from March 2021 to October 2022. From December 2014 to June 2020, Mr. Ashford served as President of the Holland America Line Inc. at Carnival plc (NYSE: CUK), where he oversaw Holland America Line’s sales and marketing, revenue management deployment and itinerary planning, public relations, hotel operations and strategy. From 2012 to 2014, Mr. Ashford was the President of the Talent business segment at Mercer LLC and Mercer Inc., a global consulting leader and subsidiary of Marsh & McLennan Companies (NYSE: MMC), and from 2008 to 2012, Mr. Ashford served as the Senior Vice President, Chief Human Resources and Communications Officer for Marsh & McLennan Companies, Inc. Prior to joining Marsh & McLennan Companies, Inc., Mr. Ashford served as Group Director of Human Resources for Eurasia and Africa for the Coca-Cola Company (NYSE: KO) and as Vice President of Global Human Resources Strategy and Organizational Development for Motorola, Inc. Mr. Ashford has also held leadership positions with Mercer Delta Consulting, Ameritech and Andersen Consulting. Mr. Ashford chairs the board of directors for the Perrigo Company plc (NYSE: PRGO). Mr. Ashford has been honored as a Purdue University School of Technology Distinguished Alumnus and received the Seattle Business Magazine 2019 Executive Excellence Award. Mr. Ashford holds a BS and MS in Organizational Leadership and Industrial Technology from Purdue University. Because of his extensive experience serving on public company boards and his experience in addressing talent, culture and human capital issues at the executive level, Mr. Ashford is well qualified to serve on our Board.

DIRECTOR SINCE: 2020

ARRAY TECHNOLOGIES	20	2026 PROXY STATEMENT

Bilal Khan Independent Director

AGE: 45
Bilal Khan has served on our Board since 2021. Mr. Khan is a Senior Managing Director at Blackstone Inc. (NYSE: BX), a leading global private equity firm and energy private equity investing franchise. Since joining Blackstone in 2009, Mr. Khan has been involved in the execution of several Blackstone investments, including various Sithe Global Power, LLC investments, Fisterra Energy S.L., Transmission Developers Inc., Aypa Power LLC, Onyx Renewable Partners L.P., Legence Corp. (Nasdaq: LGN) and Array Technologies. Before joining Blackstone, Mr. Khan was an Associate at GTCR LLC f/k/a Golder Rauner, where he was involved with the analysis and execution of private equity investments in a wide range of industries. Prior to that, Mr. Khan worked in the Mergers and Acquisitions department at Lazard, Inc. f/k/a Lazard Frères (NYSE: LAZ) focused on power & utilities clients. Mr. Khan received a BS in Applied Economics from Cornell University, where he graduated magna cum laude. He also received an MBA from the Wharton School of the University of Pennsylvania and an MA in International Studies from the University of Pennsylvania. Because of his expertise in the energy, utility and industrials sectors, Mr. Khan is well qualified to serve on our Board.

DIRECTOR SINCE: 2021

Carolyne Murff Independent Director

AGE: 58
Carolyne Murff has served on our Board since March 2026. Ms. Murff was appointed the Chief Executive Officer of Clearlight Energy, ULC (“Clearlight Energy”), an LS Power Development, LLC (“LS Power”) company, in January 2026 and currently serves as an executive officer of numerous Clearlight Energy-related entities. Clearlight Energy is a developer, owner, and operator of renewable energy projects, specializing in utility-scale wind, solar, battery energy storage systems, and natural gas projects across the United States and Canada. Starting in 2022 until her appointment to Clearlight Energy, Ms. Murff served as Chief Operating Officer of REV Renewables, an LS Power company that is an owner/operator of clean energy generation and storage solutions, and from 2005 to February 2022, Ms. Murff served in a variety of positions at LS Power, ending as a Managing Director. Ms. Murff holds a BS in Mechanical Engineering from Texas A&M University. Because of her experience in renewable energy operations, Ms. Murff is well qualified to serve on our Board.

DIRECTOR SINCE: 2026

ARRAY TECHNOLOGIES	21	2026 PROXY STATEMENT

CLASS Ii DIRECTORS

Emily Cohen Independent Director

AGE: 43
Emily Cohen has served on our Board since March 2026. Since April 2025, Ms. Cohen has served as Chief Commercial Officer of Primergy Solar (“Primergy”), a full-service energy developer, owner, and operator focused on deploying utility-scale solar photovoltaic and battery energy storage projects across the United States. From August 2020 to April 2025, Ms. Cohen served as Primergy’s Chief Development Officer. Prior to this, Ms. Cohen spent 18 years working in various capacities in the clean energy industry, including at equipment manufacturers, developers, and large owners and operators of various types of energy projects. These roles included work in finance, analysis, commercialization, procurement, site design, permitting and land acquisition, strategy and policy. Ms. Cohen holds a BA in Political Science: Public Policy Focus from The George Washington University. Because of her experience in the clean energy sector and her deep knowledge of energy markets and demand drivers, Ms. Cohen is well qualified to serve on our Board.

DIRECTOR SINCE: 2026

Jayanthi (Jay) Iyengar Independent Director

AGE: 64
Jayanthi (Jay) Iyengar has served on our Board since May 2021. Ms. Iyengar has served as Executive Vice President and Chief Technology and Strategic Sourcing Officer for the Oshkosh Corporation (NYSE: OSK), a global industrial technology company specializing in the design, development and manufacturing of purpose-built vehicles and equipment, since January 2022. Prior to joining the Oshkosh Corporation, Ms. Iyengar served as Chief Technology and Quality Officer for CNH Industrial N.V. (NYSE: CNH), a designer, manufacturer and marketer of agricultural machinery and construction equipment, from 2019 to January 2022. Prior to that, Ms. Iyengar served as Senior Vice President and Chief Innovation & Technology Officer for Xylem Inc. (NYSE: XYL), a water technology provider, from 2015 to 2019. Ms. Iyengar has over 30 years of international technology experience in the automotive, aerospace and advanced water technology fields, much of which she gained through roles of increasing importance with Fiat Chrysler Automobiles (NYSE: STLA), Eaton Aerospace (NYSE: ETN) and Xylem Inc. after starting her career in product development for Delphi/General Motors (NYSE: GM) in 1988. Ms. Iyengar holds a BTech in Mechanical Engineering from Mysore University, an MTech in Mechanical Engineering from the Indian Institute of Technology, as well as an MS in Mechanical Engineering from Wayne State University. She has also served on the board of the Institute of Electrical & Electronics Engineers Vehicular Technology Society and is a current board member of Engineering Tomorrow, a non-profit focused on promoting STEM education for underprivileged minority high school students. Because of her expertise in the areas of technology and engineering, Ms. Iyengar is well qualified to serve on our Board.

DIRECTOR SINCE: 2021

ARRAY TECHNOLOGIES	22	2026 PROXY STATEMENT

Tracy Jokinen Independent Director

AGE: 57
Tracy Jokinen has served on our Board since November 2022. She has over 30 years of finance and accounting experience across various global industries, where she focused on accelerating growth in her role as Chief Financial Officer for both public and private companies. Most recently, Ms. Jokinen was Chief Financial Officer of Vyaire Medical, Inc., a large medical device company from March 2020 to her retirement in January 2022. She previously held the Chief Financial Officer role at Acelity Inc. from June 2017 until its acquisition by 3M (NYSE: MMM), a global manufacturer of industrial, safety, healthcare and consumer products, in October 2019. She also served as Chief Financial Officer of G&K Services, Inc. (“G&K Services”), a publicly traded company and a provider of uniform rental, facility services, and workplace safety products, which was acquired by Cintas (Nasdaq: CTAS) in 2017, from 2014 to 2017. Prior to joining G&K Services, Ms. Jokinen spent most of her career with Valspar Corporation, a global manufacturing company, serving as Corporate Controller and Chief Accounting Officer for four years. Ms. Jokinen currently sits on the board of directors of Alamo Group Inc (NYSE: ALG), a leading global manufacturer of high-quality industrial and vegetation management equipment and Vestis Corp (NYSE: VSTS), a leading provider of uniforms and workplace supplies. She holds a BS in Accounting from St. Cloud State University. Because of her financial experience with publicly traded companies, Ms. Jokinen is well qualified to serve on our Board.

DIRECTOR SINCE: 2022

ARRAY TECHNOLOGIES	23	2026 PROXY STATEMENT

Compensation of Directors
The Human Capital Committee reviews annually the annual retainers paid to non-employee directors. As part of this process, the Human Capital Committee generally evaluates market data provided by its independent compensation consultant, Pay Governance LLC (“Pay Governance”), and makes recommendations to the full Board as necessary. No changes were made to our director compensation program for 2025. Our CEO, Mr. Hostetler, does not receive pay for serving as a director.
2025 Director Compensation Program
Our current director compensation program for non-employee directors is generally comprised of an annual cash retainer for service on the Board and as a committee chairperson and an annual stock retainer. The retainers for 2025 were as follows:

POSITION	RETAINER ($)
Annual Base Retainer
Cash	75,000
Equity	170,000
Annual Committee Chair Retainers (Cash)
Audit Committee Chair	25,000
Human Capital Committee Chair	17,500
Nominating and Corporate Governance Committee Chair	15,000
Board Chair Retainer (Cash)	100,000

All cash retainers are paid in quarterly installments and prorated for any partial year of service. The annual equity retainer is paid at the time of our annual stockholder meeting in the form of RSUs that vest in full on the first anniversary of the grant date, generally subject to continued service on the Board through the vesting date. For 2025, the number of RSUs in each annual stock grant to non-employee directors was 22,164, which was determined by dividing $170,000 by the per share closing price of our common stock on the grant date.
Our directors are reimbursed for travel, food, lodging and other expenses directly related to their activities as directors. Our directors are also entitled to the protection provided by the indemnification provisions in our Bylaws. Our Board may revise the compensation arrangements for our directors from time to time.
2025 Director Compensation
The following table summarizes the compensation awarded or paid to the members of our Board for the year ended December 31, 2025. Mr. Hostetler, our CEO, did not receive additional compensation for his service on our Board, and, consequently, he is not included in this table. The compensation that Mr. Hostetler received as an employee for 2025 is included in the “2025 Summary Compensation Table” below.

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	TOTAL ($)
Paulo Almirante(2)	29,032	—	108,790	137,822
Troy Alstead	100,000	170,000	—	270,000
Orlando Ashford	92,500	170,000	—	262,500
Brad Forth	190,000	170,000	—	360,000
Jayanthi Iyengar	75,000	170,000	—	245,000
Tracy Jokinen	75,000	170,000	—	245,000
Bilal Khan(3)	75,000	—	—	75,000
Gerrard Schmid	75,000	170,000	—	245,000

1.
Represents the aggregate grant date fair value of RSUs relating to shares of the Company’s common stock granted in 2025, computed in accordance with FASB ASC Topic 718. The grant date fair value of the awards is determined using the closing price of our common stock on the date of grant. Please see Note 17 “Equity-Based Compensation and Other Benefit Plans” in our consolidated financial statements for the year ending December 31, 2025, included in our Annual Report on Form 10-K for the year ended December 31, 2025 for additional details regarding assumptions underlying the value of these awards.

ARRAY TECHNOLOGIES	24	2026 PROXY STATEMENT

2.
Mr. Almirante’s service as a member of our Board ended effective as of May 20, 2025, the day of the 2025 Annual Meeting. With respect to certain RSU awards that would have vested in 2025, Mr. Almirante was paid $108,790 in cash in lieu of such RSUs.

3.
Mr. Khan was appointed to our Board in connection with Blackstone’s purchase of our Series A Perpetual Preferred Stock under a Securities Purchase Agreement (the “SPA”), dated August 10, 2021, between the Company and BCP Helios Aggregator L.P., an investment vehicle of funds associate with Blackstone, Inc. The SPA stipulated that all compensation paid to the Blackstone nominee for service on our Board is to be paid in cash. As a result, Mr. Khan did not receive any stock awards in 2025. In accordance with the terms of the SPA, as of March 31, 2025, Blackstone no longer has registration rights, Board observer rights or the right to designate a nominee for election to our Board.

Sustainability Matters and Corporate Social Responsibility
The Nominating and Corporate Governance Committee of the Board oversees our sustainability strategy, which aims to understand our stakeholder needs through regular engagement and to prioritize those sustainability topics that pose the greatest risks and opportunities to our business.
Environmental sustainability is important to us, and we are committed to advancing positive environmental change. We maintain an Environmental Policy that applies to all of our officers, employees, agents and contractors. The Environmental Policy requires, among other things, compliance with relevant environmental laws and developing high sourcing standards. In 2025, we continued to make progress sourcing direct energy consumption from renewable energy sources, including through enrollment in a voluntary renewable energy program to source solar and wind energy from New Mexico, where the Company is headquartered.
We maintain a Human Rights Policy that governs the Company, its subsidiaries, all employees, and anyone acting on our behalf, including suppliers and subcontractors. The Human Rights Policy is guided by international human rights principles encompassed by the United Nations Universal Declaration of Human Rights (“UDHR”), including those contained within the International Bill of Rights and the International Labor Organization’s 1998 Declaration on Fundamental Principles and Rights at Work (the “ILO Declaration”). In 2025, we were a signatory to the United Nations Global Compact. We follow the Organisation for Economic Co-operation and Development Guidelines for Multinational Enterprises.
We aim to strengthen our engagement with our suppliers as part of our enhanced climate and social responsibility strategy. We require all vendors to comply with our Supplier Code of Conduct which includes social and environmental standards. The Supplier Code of Conduct provides that our suppliers are expected to commit to respecting human rights as set out in the UDHR and the ILO Declaration, and to adhere to the principles set out in the United Nations Guiding Principles on Business and Human Rights. Our Supplier Code of Conduct forbids suppliers from engaging in human trafficking or modern slavery, using child labor, or engaging in bribery. We also require that suppliers comply with our Conflict Minerals Policy. We use supply chain risk management software to conduct diligence on our suppliers. Through this software, we assess operational, cyber, geo-political, financial, and environmental, social and governance (“ESG”) risk, among others, at both the onboarding stage and throughout our time working with suppliers. As part of our new supplier onboarding process, we also require our suppliers to provide information on their operations, including their environmental management and occupational health and safety systems, and regarding their own human rights policies.
The Company is committed to the transparency and quality of our ESG disclosures. We continuously work to strengthen our reporting practices to provide our stakeholders with clearer insight, including improving the breadth and depth of our data across both domestic and international businesses.
We are also working to align our sustainability reporting to meet evolving global regulations, including preparing for future assurance of certain sustainability data under certain rule requirements. We are currently gathering data to measure our 2025 performance and are preparing the Company’s disclosure in accordance with required regulations, including California’s SB-253 Climate Corporate Data Accountability Act.
We continue to assess certain sustainability targets, and we will share our progress.
Artificial Intelligence
We recognize the potential of artificial intelligence (“AI”) and seek to adopt AI efficiencies through targeted programs while remaining committed to the responsible and ethical use of AI within our business. In 2025, we adopted our Artificial Intelligence Acceptable Use Policy (the “AI Policy”) to establish guidelines for the ethical, responsible and transparent use of AI. The AI Policy applies to all individuals working with the Company, including employees, contractors and vendors, as well as all third parties providing AI-enabled products or services. We also appointed a Senior Vice President of AI Strategy and Transformation in 2025 to shape the future of AI across our global enterprise and manage the development and execution of our enterprise-wide AI roadmap. Our Board is ultimately accountable for overseeing the management of risks associated with AI-enabled systems and tools, with support from our executive team. Our Chief Information Officer has Company-wide authority over AI-enabled systems and tools, including designing and implementing AI strategies, managing overall risk associated with AI, and establishing policies, standards and guidelines governing AI-enabled systems and tools.

ARRAY TECHNOLOGIES	25	2026 PROXY STATEMENT

EXECUTIVE OFFICERS
Below is a list of the names, ages as of March 24, 2026 and positions, and a brief account of the business experience of the individuals who serve as our executive officers.

NAME	AGE	POSITION(S) HELD
Kevin Hostetler	57	Chief Executive Officer, Director
H. Keith Jennings	56	Chief Financial Officer
Neil Manning	55	President and Chief Operating Officer
Terrance Collins	61	Chief Human Resources Officer
Gina Gunning	59	Chief Legal Officer and Corporate Secretary
James Zhu	64	Chief Accounting Officer

EXECUTIVE OFFICER BIOGRAPHIES
Kevin Hostetler’s biography is included under “Management and Corporate Governance—Director Biographies” above.

H. Keith Jennings Chief Financial Officer

H. Keith Jennings joined the Company as our CFO in January 2025. Prior to his appointment as CFO of Array, Mr. Jennings served as Executive Vice President and Chief Financial Officer for Weatherford International plc (Nasdaq: WFRD), an energy services company, from September 2020 to July 2022 and Executive Vice President and Chief Financial Officer of Calumet Specialty Products Partners, L.P. (Nasdaq: CLMT) from November 2019 to September 2020. Prior to that, Mr. Jennings was Vice President of Finance for Eastman Chemical Company (NYSE: EMN) from 2018 to 2019 and Vice President and Treasurer from 2016 to 2018. From 2009 to 2016 he served as Vice President and Treasurer of Cameron International Corporation. Mr. Jennings currently serves on the board of directors of Noble Corporation (NYSE: NE), having joined the board in November 2023. Mr. Jennings holds a BComm from the University of Toronto and earned his MBA from Columbia University.

ARRAY TECHNOLOGIES	26	2026 PROXY STATEMENT

Neil Manning President and Chief Operating Officer

Neil Manning was named our President and COO in June 2024, after having joined the Company as Chief Operations Officer in January 2023. In addition to leading Array’s global integrated supply chain strategy including procurement, manufacturing operations, logistics, planning, quality and business systems, Mr. Manning also has responsibility for the operations of Array’s international operations and our geographic expansion priorities. Mr. Manning joined Array from Rotork plc (LSE: ROR) where he served as Managing Director of Oil & Gas from November 2020 to January 2023 and Group Director of Rotork’s Site Services Business from November 2018 to November 2020. From March 2018 to November 2018, Mr. Manning was Senior Vice President at Velocitel, LLC, a wireless infrastructure services company where he led site development services. Prior to this, Neil led SiteSafe, Inc., a field services company, through a multi-year turnaround. Earlier in his career, Mr. Manning headed Business Development and Operations teams at Corning Incorporated (NYSE: GLW), an optical glass manufacturer, and Sprint Nextel Corporation, a telecommunications company. Mr. Manning holds a BS in Mechanical Engineering from Rensselaer Polytechnic Institute and an MBA from Virginia Tech.

Terrance Collins Chief Human Resources Officer

Terrance Collins joined the Company as CHRO in August 2022. Mr. Collins oversees all aspects of human resources including recruitment and succession planning, learning and development, recognition and retention, and total rewards. He has more than 25 years of experience in human resources and cross-functional leadership positions in multiple industries including global manufacturing, wireless technology, engineered products, professional services, and wholesale distribution. Before joining Array, Terrance served from April 2018 to August 2022 as Executive Vice President of HR for Manitowoc Company, Inc. (NYSE: MTW), a global manufacturer of cranes and lifting equipment. He has also held leadership positions at FDH Velocitel, Zebra Technologies Corporation (Nasdaq: ZBRA), IDEX Corporation (NYSE: IEX) and US Foods Holding Corp. (NYSE: USFD). He holds a BS in Business Administration from Towson University.

ARRAY TECHNOLOGIES	27	2026 PROXY STATEMENT

Gina Gunning Chief Legal Officer and Corporate Secretary

Gina Gunning joined the Company in January 2025 as CLO and Corporate Secretary. Ms. Gunning has more than 25 years of law firm and in-house corporate legal experience across multiple industries. Prior to joining Array, Ms. Gunning had served as Chief Legal Officer and Corporate Secretary of GrafTech International Ltd. (NYSE: EAF) (“GrafTech”), a leading manufacturer of high-quality graphite electrode products, since 2018. Prior to joining GrafTech, she was an Associate General Counsel at FirstEnergy Corp. (NYSE: FE), a distributor and generator of electricity, from 2012 to 2018, where she was responsible for legal matters involving SEC reporting, business development, and capital markets, as well as corporate and executive compensation topics. She also served as a partner at Jones Day. Ms. Gunning holds a JD from Notre Dame Law School and a BA in English from the University of Notre Dame.

James Zhu Chief Accounting Officer

James Zhu was named our Chief Accounting Officer in March 2024 after having joined the Company as Senior Vice President of Finance and Accounting in December 2023. Prior to joining Array, Mr. Zhu served as the Chief Financial Officer of Nutcracker Therapeutics, Inc., a developer of mRNA therapeutics, from June 2020 to August 2023 and Chief Financial Officer of VoloAgri Group, Inc., a technology company specialized in plant biology, from July 2012 to January 2020. Mr. Zhu also served as Chief Accounting Officer of First Solar, Inc. (Nasdaq: FSLR) (“First Solar”) from 2009 to 2012, having joined First Solar as Vice President, Corporate Controller in 2007, and before which time he held the Corporate Controller role at Salesforce, Inc. (NYSE: CRM). Mr. Zhu worked at Chiron Corporation prior to joining Salesforce, Inc. and started his career in KPMG’s Assurances Practice. Mr. Zhu holds a BA in Political Economics from Guangxi University and an MBA from Golden Gate University.

ARRAY TECHNOLOGIES	28	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
In this Compensation Discussion and Analysis, “Named Executive Officers” or “NEOs” refers to the following executive officers:

NAMED EXECUTIVE OFFICER	TITLE
Kevin Hostetler(1)	Chief Executive Officer
H. Keith Jennings	Chief Financial Officer (effective January 6, 2025)
Gina Gunning	Chief Legal Officer and Corporate Secretary (effective January 27, 2025)
Neil Manning	President and Chief Operating Officer
Terrance Collins	Chief Human Resources Officer

1.
Following the 2024 resignation of Kurt Wood as CFO, Mr. Hostetler assumed the role of interim CFO, in addition to his CEO responsibilities. Mr. Hostetler served as interim CFO from July 1, 2024, until January 6, 2025, when Mr. Jennings assumed the role of CFO.

EXECUTIVE SUMMARY
2025 was a transformative year marked by strong operational execution, revenue recovery, the completion of a strategic acquisition, and accelerating commercial momentum culminating in a record orderbook.
2025 Performance Highlights:
•	Revenue rebounded, and reflected 40% growth year-over-year;
•	Adjusted EBITDA of $178 million for purposes of the 2025 leadership incentive plan (“LIP”)(1);
•	Record orderbook of $2.2 billion; and
•	The completion of the strategic acquisition of APA (the “APA Acquisition”).
While these 2025 results were encouraging, the Human Capital Committee acknowledges that longer-term stockholder returns have fallen short of the Company’s expectations. The mandate of the Human Capital Committee is to design and implement compensation structures that provide for pay-for-performance alignment between executive compensation outcomes and stockholder returns. As shown in the tables below, the Human Capital Committee believes recent compensation outcomes demonstrate that alignment.
1.	Adjusted EBITDA of $188 million for 2025, including APA.

ARRAY TECHNOLOGIES	29	2026 PROXY STATEMENT

Since our IPO, average annual incentive bonus payouts under the Company’s LIP have been just below target levels (90%), reflecting achievement of near term operating objectives and the executive team’s sustained efforts to manage through significant volatility, with results varying by year based on performance.

ANNUAL LIP	REALIZED VALUE (% OF TARGET; NEO AVERAGE)
2020 LIP	125%
2021 LIP	0%
2022 LIP	101%
2023 LIP	118%
2024 LIP	95%
2025 LIP	103%
Average (2020-2025)	90%

In contrast, the NEOs have not realized any value (0% of target) from the three completed PSU cycles spanning 2021–2025, reflecting below-target financial results and broader industry headwinds. As shown in the table below, these actual outcomes demonstrate strong pay-for-performance alignment, with overall realized compensation meaningfully below targeted opportunity levels since the Company’s IPO, that is closely aligned with the stockholder experience.

PSU GRANTS	TSR DURING PERFORMANCE PERIOD	REALIZED VALUE (% OF TARGET)
2021-2023 PSUs	-61.1%(1)	0%
2022-2024 PSUs	-61.5%(2)	0%
2023-2025 PSUs	-52.3%(3)	0%
Average (PSUs – Completed Cycles)		0%

1.	2021-2023 Total Stockholder Return (“TSR”) – Reflects $43.14 stock price on December 31, 2020, and $16.80 stock price on December 31, 2023.
2.	2022-2024 TSR – Reflects $15.69 stock price on December 31, 2021, and $6.04 stock price on December 31, 2024.
3.	2023-2025 TSR – Reflects $19.33 stock price on December 31, 2022, and $9.22 stock price on December 31, 2025.
For 2025, our executive compensation program consisted of three primary components:
➢	base salaries;
➢	annual incentive bonuses; and
➢	long-term stock-based incentive compensation.
As certain special actions implemented by the Human Capital Committee during 2024 (as further discussed below) were in response to unique macroeconomic factors and internal retention considerations observed at that time, during 2025:
•	No mid-cycle changes to the 2025 LIP were implemented; and
•
No special retention equity awards were granted to our continuing NEOs in 2025; special “new-hire” awards(1) were granted to Mr. Jennings and Ms. Gunning in 2025, in connection with their commencement of employment.

In summary, our 2025 performance showed significant progress, and assessment of pay-for-performance alignment suggests the Company’s underlying program appropriately incentivizes our executives and aligns their respective compensation interests with those of our stockholders. The Human Capital Committee will continue to use a thoughtful and deliberate approach to its decision-making in 2026 and beyond.
1.	Awards granted to Mr. Jennings and Ms. Gunning were granted as additional incentives to join the Company.

ARRAY TECHNOLOGIES	30	2026 PROXY STATEMENT

STOCKholder Engagement and Response to 2025 “Say-on-Pay Vote”
Our annual Say-on-Pay vote is one of our opportunities to receive feedback from stockholders regarding our executive compensation program. The 2025 Say-on-Pay voting results (approval from just over 48% of votes cast) were disappointing to the Company and the Human Capital Committee, given historical say-on-pay votes had garnered 90%+ support of votes cast. The 2025 voting results have been carefully considered when making go-forward compensation decisions.
As part of our open and ongoing dialogue with our stockholders, and in response to our 2025 Say-on-Pay vote results, we reached out to our stockholders to schedule meetings with them. We, with the assistance of an investor relations firm, reached out to over 30 of our largest stockholders, representing over 90% of our outstanding shares as of December 31, 2025, to schedule meetings and solicit stockholder feedback. In the lead-up to the Annual Meeting we held ten meetings with stockholders representing over 45% of our outstanding shares (as of December 31, 2025), including with our four largest stockholders and with several institutional investors. These efforts were carried out under the direction, and with the direct involvement, of the Chair of the Human Capital Committee and member of the Nominating and Corporate Governance Committee, Orlando Ashford, who led meetings with stockholders representing 39% of our outstanding shares (as of December 31, 2025). These meetings included members of our senior management team, including our CHRO and CLO, as well as representatives from Array’s corporate finance and investor relations teams.
What We Heard From Stockholders
During our stockholder engagement meetings, we provided an open forum to each stockholder to discuss and comment on any aspects of our executive compensation program. These meetings provided valuable feedback to the Human Capital Committee as to the perspectives of our stockholders on our executive compensation program. In general, this feedback centered around the following items:
•	Use of additional 2024 LIP performance measures, implemented mid-cycle, in connection with the Human Capital Committee’s mid-cycle review;
•	Awards of 2024 special RSUs, granted for retention purposes; and
•	Desire for additional detail with respect to compensation disclosures.
How We Responded to What We Heard From Stockholders
An overarching theme that we heard from stockholders in our engagement meetings was that they wanted us to provide more detail, explanation and disclosure about certain mid-cycle special compensation actions that were made during 2024 (including the Human Capital Committee’s rationale for those decisions). While stockholders understood the linkage of our base executive compensation program and long-term stockholder outcomes, they also indicated that additional detail and explanation with respect to our base executive compensation program was desired. Additionally, stockholders wanted us to explain further how the Human Capital Committee reacted to what we heard from stockholders, including forward-looking compensatory actions that we’ve taken in response to such feedback. In the following portion of this CD&A, we address these requests. Importantly, we did not change 2025 metrics mid-cycle, and we did not grant special RSUs in 2025 for retention purposes.
Historical 2024 Compensation Decisions
As previously discussed in our 2025 proxy statement, filed with the SEC on April 8, 2025, fiscal 2024 presented unique circumstances that the Human Capital Committee believed warranted special compensation actions that would not typically be contemplated. These compensation actions primarily impacted certain of our named executive officers during 2024, including Mr. Hostetler, Mr. Manning, Mr. Collins and Mr. Zhu. The Human Capital Committee’s mid-cycle 2024 review considered:
•
Revenues were substantially lower than the Company’s operating plan, which was the primary driver of forecasted 2024 LIP achievement of 35%, at the time of the Human Capital Committee’s mid-cycle review;

•
As a result, the 2024 LIP, as originally developed, was unlikely to effectively serve its goal of incentivizing the performance and retention of those above-named executive officers and other key employees; and

•
The historical lack of PSU payouts and projections of no payouts for in-flight PSU cycles presented an additional factor in which the consideration of each executive’s realizable value may have been insufficient to retain such executives.

The Company’s projected performance as of the 2024 mid-cycle review was driven by various external factors, unrelated to individual executive performance. The solar energy projects that drive the Company’s sales performance are both long term in nature and capital intensive, and developers are therefore highly sensitive to interest rate, legislative, and policy clarity. In mid-2024 the convergence of uncertainty around interest rates, the Inflation Reduction Act, and electoral outcomes in 2024 resulted in a material shift in customer project timelines, resulting in a material gap relative to our expectations.

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As an illustration of the impact of these mid-2024 factors on our 2024 named executive officers’ realizable compensation at the time of the mid-cycle review, the table below describes each 2024 named executive officer’s target cash compensation, and grant date fair value of 2024 annual equity awards in comparison to compensation reflective of base salary, forecasted 2024 LIP achievement (35%), and value of annual equity at the time of the special compensation actions, further described below, at a $6.35 stock price. Each executive’s forecasted value approximated one-half of the originally intended value, or 39% of the originally intended value in the case of our CEO.

EXECUTIVE(1)	ANNUAL TARGET TOTAL COMP.	VALUE AT TIME OF RELEVANT SPECIAL ACTION(2)	RESULTING VALUE — % OF ANNUAL TARGET TOTAL COMP.
Kevin Hostetler	$6,850,751	$2,682,067	39%
Neil Manning	$1,487,654	$773,931	52%
Terrance Collins	$1,434,471	$735,351	51%
James Zhu(3)	$972,757	$549,049	56%

1.	Executives included in the table above are 2024 named executive officers indicated above, exclusive of Mr. Kurt Wood, whose employment with the Company ended in September 2024.
2.
Reflects annualized base salary, projected 35% payout of the 2024 annual bonus, and estimated value of equity awards at September 24, 2024, assuming 25% achievement of 2024 PSUs, indicative of probable outcome as of 2024 year-end.

3.	Mr. Zhu’s promotional RSU award is excluded from the table above for comparability purposes.
Consequently, the Human Capital Committee implemented the following mid-cycle special compensation actions during 2024:
➢
Adopted a second set of goals relating to cash, gross margin percentage, and number of sales to “low share of wallet” customers achievement, with a performance period beginning on July 1, 2024 and ending on December 31, 2024 (the “Six-Month LIP”), and any results for this performance period averaged against any payout determined under the original 2024 LIP performance measures and goals;

➢	Reduced the 200% overall cap on any cumulative payouts under the average of the original 2024 LIP and Six-Month LIP financial goals to a cap of 95% of target on a full-year basis; and
➢
In September 2024, authorized supplemental grants of RSUs (the “Supplemental RSU Grant”) for each of our then-executive officers, including certain of our currently employed named executive officers indicated above, which vest as to 66 2/3% of the RSUs on the second anniversary of the grant date and as to the remainder of the RSUs on the third anniversary of the grant date, generally subject to the executive’s continued employment through the applicable vesting date.

The Human Capital Committee believed that these special compensation actions would:
•
Focus the executive officers on challenging but achievable performance measures for 2024, given the macroeconomic pressures then-facing our business, and continue to encourage dedicated corporate and individual performance throughout the remainder of 2024; and

•	Provide executive officers with sufficient long-term incentive opportunity during 2024 and beyond to further encourage retention and align our executives’ interests with those of our stockholders.

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Notably, the average of the original 2024 LIP and Six-Month LIP would have resulted in a payout of 129% of target, but the Human Capital Committee tempered such a result by capping any such payout at 95% of target to appropriately balance the need for retention of executives and alignment with stockholders. The table below considers the year-end value of compensation provided in 2024 inclusive of supplemental equity awards, as compared to the original target, reflecting target cash compensation, and grant date fair value of 2024 annual equity awards. The net effect of the Human Capital Committee’s special compensation actions was to increase the realizable value for each executive, with a specific goal of maximizing retention, even though such year-end values ended up being still below each executive’s original target total compensation.

Executive(1)	Annual Target Total Comp.	Value at 2024 year-end(2)	Resulting Value — % of Annual Target Total Comp.	Resulting Value — % of Annual Target Total Comp. Without Supplemental RSU Grants
Kevin Hostetler	$6,850,751	$5,196,969	76%	47%
Neil Manning	$1,487,654	$1,291,958	87%	63%
Terrance Collins	$1,434,471	$1,175,857	82%	61%
James Zhu(3)	$972,757	$857,662	88%	66%

1.	Executives included in the table above are 2024 named executive officers indicated above, excluding Mr. Kurt Wood, whose employment with the Company ended in September 2024.
2.	Reflects annualized base salary, actual bonus for 2024, and accounting fair value of equity awards at December 31, 2024.
3.	Mr. Zhu’s promotional RSU award is excluded from the table above, for comparability purposes.
Forward-Looking Actions
As a result of the Human Capital Committee’s measured and intentional approach to decision-making in regard to executive compensation, and also considering the feedback we have received from stockholders during the comprehensive engagement we conducted in late 2025 and early 2026, we have implemented the following adjustments and commitments to go-forward compensation decisions and disclosure:
•	No Change to 2026 Target Compensation Levels
○
The Human Capital Committee carefully considers the competitiveness of our executive pay program and makes adjustments only when competitive positioning versus the external market, in combination with internal equity and retention considerations, warrants such adjustment; and

○
In March 2026, the Human Capital Committee approved 2026 target compensation levels (base salary, target opportunity under the LIP, and target long-term incentive awards) that were unchanged from 2025 levels for all NEOs and Section 16 Officers, and all but one of the CEO’s direct reports.

•	Short-Term LIP Program:
○
Outside of unforeseen extraordinary circumstances, the Human Capital Committee does not generally anticipate mid-cycle changes to LIP incentive measures or overall design (the mid-cycle change to program design implemented in 2024 was unique to the specific circumstances faced by the Company at that time);

○
The Human Capital Committee decided that the use of two six-month performance measurement periods was appropriate for 2025 financial measures of Adjusted EBITDA and cash conversion cycle, to align performance goals to the Company’s external operating environment, while minimizing the impact of macroeconomic volatility and regulatory uncertainty. Such design was part of the original 2025 LIP design and approval, and was not the result of a mid-cycle change. LIP metrics other than Adjusted EBITDA and cash conversion cycle were evaluated on a 12-month basis. The Human Capital Committee will continue to evaluate the most appropriate LIP design in 2026 and beyond, with a focus on returning to 12-month financial metrics when macroeconomic and market conditions warrant; and

○
All of the Company’s LIP metrics reflect financial and strategic outcomes that align with the Company’s viability and success, and the vast majority of such metrics (90%) have quantitative targets required for goal achievement.

•	Long-Term Incentive Award:
○	Outside of unforeseen extraordinary circumstances, the Human Capital Committee does not generally anticipate the use of special grants outside of new-hire and promotional awards for our executives;

ARRAY TECHNOLOGIES	33	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
○	Long-term incentive award mix is set at 50% PSUs and 50% RSUs to help ensure that a substantial portion of our executives’ compensation is performance-based; and
○
PSU payout is impacted by a relative TSR modifier (explained in more detail under “—Long-Term Stock Incentive Awards—PSUs” on page 44 below), directly aligning executives’ compensation with stockholder outcomes.

•	Enhanced Compensation Disclosures:
○	We have updated our CD&A disclosure to provide additional detail related to past special awards, as well as increase simplicity and transparency with respect to our executive compensation program.
EXECUTIVE OFFICER TRANSITIONS IN 2025
When our former CFO stepped down from his role in 2024, Mr. Hostetler assumed the role of interim CFO. Mr. Hostetler ceased serving in that capacity on January 6, 2025, when Mr. Jennings commenced serving as CFO. Ms. Gunning was appointed as our CLO and Corporate Secretary, effective January 27, 2025.

ARRAY TECHNOLOGIES	34	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION BEST PRACTICES AND POLICIES
Our executive compensation program reflects our commitment to compensation governance and alignment of pay with Company performance, while allowing us to attract and retain highly qualified executives. Our program is designed to motivate our executives to achieve important business objectives and to reward them for creating long-term value for our stockholders.
Our executive compensation program includes features that we believe effectively align the interests of our executives with those of our stockholders and does not include features that we believe may result in misalignment. Important features of our executive compensation program are provided in the following table:

WHAT WE DO
We do conduct an annual review of our compensation strategy, including a risk assessment of our executive compensation practices
We do maintain a compensation philosophy that generally targets total direct compensation for our NEOs within a competitive market range of the 50th percentile

We do maintain a clawback policy that requires recoupment of excess incentive compensation paid to current or former executive officers if amounts were based on material noncompliance with any financial reporting requirement that causes an accounting restatement

We do base short-term and long-term incentive awards primarily on quantitative metrics, including a mix of absolute and relative metrics
We do maintain compensation plans designed to align our executive compensation program with long-term stockholder interests, including maintaining robust stock ownership guidelines for our NEOs
We do retain an independent compensation consultant that does not perform any services for management (retained by and reporting to our Human Capital Committee)

WHAT WE DON'T DO
We don’t allow our executives to sell short or hold derivative instruments tied to our shares (other than compensatory awards issued by us)
We don’t allow our executives to hedge our shares, unless pre-approved by the CLO
We don’t allow our executive officers to pledge Company shares
We don’t provide for tax gross-ups in our current change in control agreements
We don’t provide for liberal share counting in our 2020 long-term incentive plan (“LTIP”)
We don’t allow repricing of underwater stock options without stockholder approval

Cap on Payouts Under Our Incentive Plans
As described below under “—2025 Plan Design” and “—Long-Term Stock Incentive Awards,” with respect to 2025, annual incentive bonus payouts under our leadership incentive plan and performance stock unit payouts were each subject to a maximum of 200% of target.
THE ROLE OF OUR HUMAN CAPITAL COMMITTEE
Our executive compensation program is administered by our Human Capital Committee. All members of our Human Capital Committee are independent as required by Nasdaq and are “non-employee directors” as defined in Rule 16b-3 under the Exchange Act. Our Human Capital Committee currently consists of four members: Orlando D. Ashford (chair), Tracy Jokinen, Bilal Khan, and Gerrard Schmid. Our Human Capital Committee’s responsibilities include, among other things, the following:
•
reviewing and approving the Company’s goals and objectives relevant to our CEO’s compensation, evaluating our CEO’s performance in light of those goals and objectives, and approving the CEO’s compensation level based on this evaluation;

•	reviewing and approving the compensation of all executive officers, including our NEOs;
•	reviewing and making recommendations to the Board regarding the adoption, amendment or termination of incentive compensation and equity-based plans;
•
administering the Company’s incentive compensation and equity-based plans, including designation of the employees to whom awards will be granted, the amount of the award or equity to be granted, and the terms and conditions applicable to each award or grant;

•
monitoring the effectiveness of the Company’s non-equity-based benefit plan offerings and approving, amending, ratifying or interpreting the terms of, or terminating, such non-equity-based benefit plans;

•	reviewing, approving and administering any clawback policy or similar provisions allowing for the recovery of compensation paid to certain employees;

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COMPENSATION DISCUSSION AND ANALYSIS
•	approving the composition of the Company’s peer group used for market comparison for executive and director compensation;
•	reviewing and discussing with management the Company’s compensation policies and practices to produce our Human Capital Committee report included in this proxy statement;
•
reviewing and making recommendations to the Board regarding employment agreements and any severance arrangements or plans for the CEO or other executive officers, including the ability to adopt, amend, and terminate such agreements, arrangements or plans;

•	determining and approving stock ownership guidelines for the directors, CEO and other executive officers, and monitoring compliance with such guidelines;
•
assisting the Board in its oversight of human capital management, including corporate culture, recruiting, retention, attrition, talent management, non-CEO succession planning, career development and progression and employee relations;

•	reviewing the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking;
•	reviewing and recommending to the Board for approval the frequency with which the Company will conduct an advisory stockholder vote on executive compensation required under the Exchange Act; and
•	reviewing annually all director compensation and benefits for service on the Board and committees of the Board and recommending any changes to the Board as necessary.
THE ROLE OF MANAGEMENT
Although the Human Capital Committee has the responsibility to approve compensation for our NEOs, management also plays a role in the executive compensation process. The CEO is typically present at Human Capital Committee meetings, except that he is not present when the Human Capital Committee deliberates or votes on his compensation arrangements in executive session. Our CEO reviews the individual performance of each executive officer annually and makes recommendations to the Human Capital Committee regarding the compensation arrangements of the executive officers (other than himself). Ultimate approval of compensatory arrangements for all of our NEOs is the responsibility of our Human Capital Committee.
THE ROLE OF THE COMPENSATION CONSULTANT
The Human Capital Committee has the authority, in its sole discretion, to retain and terminate compensation consultants, outside legal counsel and other advisors as it deems necessary to fulfill its duties and responsibilities under its charter. The Human Capital Committee retained Pay Governance to serve as its independent compensation consultant for 2025. Pay Governance was engaged to provide analysis and recommendations to the Human Capital Committee regarding: (1) trends and emerging topics with respect to executive compensation; (2) peer group selection for executive compensation benchmarking; (3) compensation practices of our peer group; (4) compensation offers and programs for our executive officers (including our CEO), non-employee director programs, and equity-based compensation programs for our employees; and (5) stock utilization and related metrics. The Human Capital Committee has the sole authority to modify or approve Pay Governance’s compensation, determine the nature and scope of its services, evaluate its performance, terminate its engagement, and hire a replacement or additional consultant at any time. No other consulting firm made recommendations to the Human Capital Committee or to management on the peer group composition or on the form, amount or design of executive compensation in 2025.
Pay Governance consultants regularly attend meetings of the Human Capital Committee, including executive sessions in which executive compensation-related matters are discussed without the presence of management. In 2025, Pay Governance attended all five regularly scheduled and two special meetings of the Human Capital Committee. Pay Governance reports to the Human Capital Committee and not to Company management, although Pay Governance meets with management for purposes of gathering information for its analyses and recommendations. The Human Capital Committee conducted its annual review of its compensation consultant’s independence in May of 2025 and concluded that Pay Governance’s work for the Human Capital Committee does not raise any conflicts of interest.

ARRAY TECHNOLOGIES	36	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION PHILOSOPHY AND OBJECTIVES
Our executive compensation program, and our total rewards philosophy, continues to be focused on aligning the interests and behaviors of our NEOs with the interests of our stockholders. The program is constructed with the flexibility to be competitive and to motivate our executive team members, while being subject to the centralized design, approval, and control of our Human Capital Committee and containing the following elements:

Periodically, our Human Capital Committee reviews the objectives and components of our executive compensation program to help ensure they are appropriate and achieve their intended purpose, while allowing us to keep compensation costs manageable. To establish compensation parameters for our NEOs, our Human Capital Committee evaluates the information provided by our compensation consultant relative to a compensation peer group (discussed below), including each element of compensation separately and the target total direct compensation (the combined value of annual base salary, target annual incentive bonuses and long-term incentive grants (at target, with respect to performance-based awards)) for each executive officer.
It is our belief that while the 50th percentile of the market generally represents a desirable benchmark for each of the components of our compensation program at target, with respect to annual incentive bonuses and long-term incentives, actual compensation may exceed the 50th percentile of the market in the event of strong Company or individual performance. Due to the performance-based structure of the target compensation opportunity provided to our NEOs, the actual value of compensation delivered to our executives may be higher or lower than target based on Company and individual performance. Our Human Capital Committee determined that our process for determining executive compensation is aligned with stockholder interests, with the majority of executive pay being at-risk and contingent on Company or stock price performance.
CONSIDERATIONS
In making compensation determinations relative to our executive officers, our Human Capital Committee generally takes into account the following important considerations:
Company Results
We believe that the compensation provided to our NEOs should be closely related to the Company’s overall results as measured against goals approved by our Board each year. Our Human Capital Committee evaluates each individual NEO’s overall contribution to the Company’s ongoing and long-term performance and approves performance targets, which include financial and operational measures. The Human Capital Committee also establishes incentive compensation targets for each individual NEO. Such incentive targets are expressed as a percentage of annual base salary for target LIP opportunity, and target dollar amounts in the case of LTIP awards.

ARRAY TECHNOLOGIES	37	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Competitive Benchmarking
Our Human Capital Committee considers competitive industry data in making executive pay determinations and utilizes an executive compensation benchmarking peer group of companies (“compensation peer group”) comprised of companies our Human Capital Committee considers to be appropriate for benchmarking compensation.
For use in compensation decisions for the year ended December 31, 2025, the Human Capital Committee selected an updated peer group comprised of 17 size- and industry-relevant companies. These peer companies were selected based on comparability in company size, with revenue and market capitalization serving as the primary size criteria, supplemented by consideration of other select financial metrics (including TSR, valuation multiple, revenue growth, EBITDA, and profit margin). The updated peer group organizations generally fell within the following size ranges, relative to the Company, aligning with governance best practices:
•	Revenue of 0.3x to 3.0x (of the Company’s revenue); and
•	Market capitalization of 0.25x to 5.0x (of the Company’s market capitalization).
As a result of this annual review, the Human Capital Committee added several new peers and removed others, with the objective of “right-sizing” the peer group for 2025 to reflect the change in market dynamics since our IPO and maintaining a peer group of close industry and industry-adjacent talent competitors in the solar and renewable energy space whose business focus and scale are comparable to the Company, while removing peers whose inclusion was no longer appropriate due to changes in business mix, size, or scale over time.
Based on an analysis by Pay Governance, the Human Capital Committee decided to remove First Solar, Inc., Generac Holdings Inc., and SunPower Corporation from the compensation peer group for 2025 and add American Superconductor Corporation, Helios Technologies, Inc., and Rogers Corporation. The resulting peer group was as follows:
•	American Superconductor Corporation;
•	Enphase Energy, Inc.;
•	ESCO Technologies Inc.;
•	Fluence Energy, Inc.;
•	Franklin Electric Co., Inc.;
•	FTC Solar, Inc.;
•	Gibraltar Industries, Inc.;
•	Helios Technologies, Inc.
•	Lindsay Corporation;
•	Littelfuse, Inc.;
•	Nextpower Inc. (formerly Nextracker, Inc.);
•	Power Integrations, Inc.;
•	Rogers Corporation;
•	Shoals Technologies Group, Inc.;
•	SolarEdge Technologies, Inc.;
•	Sunrun Inc.; and
•	The Timken Company.
COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
To achieve the objectives of our executive compensation program, we have developed a balanced compensation package generally consisting of base salary, annual incentive bonus and long-term incentive stock awards. The Human Capital Committee reviews the structure and amount of these elements in the first quarter of each year in light of prior-year Company and individual performance, recommendations from management and other relevant information, including prior compensation history and outstanding long-term compensation arrangements. From time to time, our Human Capital Committee may vary the composition and structure of the compensation program, the allocation among components and the criteria associated with each component. The utilization of both cash and equity components in our executive compensation program is intended to balance the reward associated with short-term performance with the potential for achieving longer term results, as well as to support effective retention. Our Human Capital Committee reviews the components of our compensation program together

ARRAY TECHNOLOGIES	38	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
to determine the appropriate mix of compensation, including the level of fixed versus variable compensation and the percentage of compensation that is performance-based. Our Human Capital Committee generally utilized information provided by Pay Governance in analyzing each component and the mix of these components as compared to our compensation peer group. Each one of these elements of compensation serves a particular purpose, as discussed below.
For 2025, our executive compensation program consisted of three primary components:
•	base salaries;
•	annual incentive bonuses; and
•	long-term stock-based incentive compensation.
Each of our NEOs is also provided with severance protections, including “double trigger” severance rights in connection with a change in control of the Company.
For 2025, the target pay mix for our CEO and for all other NEOs was predominantly comprised of at-risk compensation, as the overwhelming majority of target pay was in the form of the annual incentive bonus opportunity and long-term stock-based incentive compensation:

1.	Excludes special “new-hire” awards made in connection with commencement of employment for Mr. Jennings and Ms. Gunning granted as additional incentives to join the Company.
BASE SALARIES
Base salaries compensate our NEOs for services rendered and are set in proportion to the job responsibilities of each individual. An NEO’s base salary is initially determined upon hire or promotion based on the NEO’s responsibilities, prior experience and the base salaries of similarly situated executives at companies in our compensation peer group. The salaries of our NEOs are generally reviewed following the end of each fiscal year and are eligible for adjustment in recognition of individual performance and to reflect our desired position in the competitive market. We seek to compensate for market movement of salaries in our compensation peer group, utilizing data provided by Pay Governance surveys and reviewing competitive trends.
The following are the base salaries for our NEOs as of December 31, 2025:

NAME	2024 BASE SALARY ($)	% Increase	2025 BASE SALARY ($)
Kevin Hostetler	850,000	2.9%	875,000
H. Keith Jennings	500,000(1)	0%	500,000
Neil Manning	450,000	3.3%	465,000
Gina Gunning	445,000(1)	1.1%	450,000
Terrance Collins	422,300	3.0%	435,000

1.	In the case of Mr. Jennings and Ms. Gunning, amounts reflect initial base salary upon hire, in each case effective January 2025.

ARRAY TECHNOLOGIES	39	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
In early 2025, our Human Capital Committee conducted its annual review of our executive team’s compensation, including evaluating their performance and reviewing external compensation benchmarking information provided by Pay Governance. Based on such review, our Human Capital Committee approved a base salary increase for Mr. Hostetler from $850,000 to $875,000, a base salary increase for Mr. Manning from $450,000 to $465,000, a base salary increase for Ms. Gunning from $445,000 to $450,000, and a base salary increase for Mr. Collins from $422,300 to $435,000 in each case, effective as of March 18, 2025. Based on a review of market data, the Human Capital Committee determined that Mr. Jennings’ salary of $500,000 as set forth in his offer letter remained market competitive.
In early 2026, the Human Capital Committee again conducted an annual review of our executive team’s compensation and based on our executives’ respective competitive positioning vs. external compensation benchmarking information, the Human Capital Committee approved zero percent (0%) base salary increases for our NEOs.
ANNUAL INCENTIVE BONUSES
We maintain the LIP under which our NEOs are eligible to receive an annual cash incentive bonus based on financial and operational achievements during the applicable fiscal year that are intended to support the Company’s approved performance measures and goals, encouraging further contributions by the executive to stockholder value.
The graphic below illustrates how the bonus was calculated in the 2025 LIP design, including the weighting of the corporate performance measures.
2025 Plan Design

1. See the section entitled “—Performance Measures and Goals” below for additional information on how we define Adjusted EBITDA(2) and see Appendix A for reconciliation of net income to Adjusted EBITDA.
2. Adjusted EBITDA of $178 million for purposes of the 2025 LIP.
For 2025, earned annual incentive bonus payouts under the 2025 LIP for each weighted factor could range from 50% of target (at threshold performance) to 100% of target (at target performance) to 200% of target (at stretch performance). Performance below threshold performance on any weighted factor would result in a payout of 0% for that factor.
The 2025 target annual incentive opportunities were determined by our Human Capital Committee as a percentage of annual base salary in the range of competitive target bonus amounts for comparable positions at companies in our compensation peer group. Target annual incentive opportunities are subject to review based on market data as well as to pro-rata adjustment due to promotions occurring during the fiscal year or other relevant changes in job responsibilities. The following were the target annual incentive opportunities represented as a percentage of annual base salaries for each of the NEOs for 2025:

NAME	% OF BASE SALARY
Kevin Hostetler	125%
H. Keith Jennings	80%
Neil Manning	70%
Gina Gunning	65%
Terrance Collins	60%

The 2025 LIP measured performance goals for Adjusted EBITDA(1) and cash conversion cycle, in two, equally weighted, six-month periods covering each of January 1, 2025 through June 30, 2025 and July 1, 2025 through December 31, 2025. The rationale for measuring performance over these two discrete measurement periods was to align performance goals to the Company’s external operating environment, while minimizing the impact of macroeconomic volatility and regulatory uncertainty. The Human Capital Committee viewed this design as preferable to just full-year performance goals for 2025 as changes in external factors, independent of participant performance, could have resulted in goals that were either too challenging to receive threshold payouts or not sufficiently rigorous such that participants would likely receive maximum payouts. This structure was intentional due to the uncertain regulatory environment and corporate strategic considerations for 2025, and the Company intends to return to
1.	Adjusted EBITDA of $178 million for purposes of the 2025 LIP.

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COMPENSATION DISCUSSION AND ANALYSIS
the use of 12-month performance measures at the earliest point at which the Human Capital Committee deems it to be appropriate. The measurement of corporate Management by Objectives (“MBOs”) and the Human Capital Committee’s qualitative assessment were based on full-year results.
External factors the Human Capital Committee generally considered in selecting the design approach discussed above include macroeconomic conditions, tariff policy, trade restrictions or retaliatory actions, and other factors further described in our Annual Report on Form 10-K for the year ended December 31, 2025 under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Factors Affecting Results of Operations.”
Our Human Capital Committee structured the 2025 annual incentive bonus to be predominately formulaic and directly linked to the achievement of Company-wide performance measures and goals approved by our Board. The final determinations of the amount of annual incentive bonus earned are based upon the extent to which results for the fiscal year met, failed to meet, or exceeded our established performance measures and goals.
Performance Measures and Goals
In determining the performance measures and goals for our 2025 LIP in early 2025, the Human Capital Committee based the performance measures on the Company’s budget as approved by our Board. Each performance measure was also assigned a weighting factor to reflect the Company’s goals and priorities as interpreted by our Human Capital Committee. In consultation with Pay Governance, our Human Capital Committee established for certain performance measures, threshold, target and stretch level of objectives and related levels of payment opportunities. These levels of achievement represent the minimum, target and maximum payout opportunities for each measure. In the event the threshold performance level is not met for a given performance measure, none of the annual incentive bonus is earned for that measure. Similarly, achieving above the stretch performance level earns the maximum percentage for a performance measure. In the event that a performance measure was achieved at a level between threshold and target or target and maximum, our Human Capital Committee makes a linear interpolation to determine the bonus earned for that measure. 2025 performance measures determined by the Human Capital Committee included:
•
Adjusted EBITDA(1). Earnings Before Interest, Taxes, Depreciation and Amortization, or EBITDA, is a core measure of our profitability that considers both top line revenue performance and cost management and represents a key metric that our stockholders utilize to measure our performance. We define Adjusted EBITDA as net income (loss) adjusted by (1) other (income) expense, net, (2) gain on extinguishment of debts, net (3) foreign currency (gain) loss, net, (4) preferred dividends and accretion, (5) interest expense, (6) income tax (benefit) expense, (7) depreciation expense, (8) amortization of intangibles, (9) amortization of developed technology and backlog, (10) equity-based compensation, (11) change in fair value of contingent consideration, (12) impairment of long-lived assets, (13) goodwill impairment, (14) certain legal expenses, (15) acquisition-related expenses, (16) inventory valuation charge, and (17) other costs. See Appendix A for reconciliation of net income to Adjusted EBITDA;

•
Cash Conversion Cycle. Cash Conversion Cycle, or CCC, measures the efficiency of our capital allocation and represents the number of days it takes for us to convert sales into cash flow, and it also represents a key performance measure that our stockholders regularly analyze to assess our performance;

•
Human Capital Committee Objective—Qualitative Assessment. As part of the Company’s 2025 annual incentive framework, the Human Capital Committee conducted a qualitative, holistic assessment of management effectiveness and overall business performance. This assessment is designed to capture critical performance achievement that may not be fully reflected in quantitative financial and operational measures, including leadership effectiveness, execution against strategic priorities, organizational health, talent management, risk management, and the sustainability of business results; and

•
Company MBOs. For the 2025 LIP plan design, the Human Capital Committee continued to utilize Company MBOs to focus its executive officers on the Company’s strategic objectives for 2025. Three measures were chosen to track these strategic objectives: (1) total reportable incident rate (“TRIR”); (2) on-time delivery rate; and (3) strategic cost objectives related to total purchasing productivity, incentivizing efficient sourcing of certain components and materials.

1.	Adjusted EBITDA of $178 million for purposes of the 2025 LIP.

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COMPENSATION DISCUSSION AND ANALYSIS
Evaluation of Performance Results
On March 4, 2026, our Human Capital Committee completed the evaluation of the Company’s results and the weighting of performance measures discussed above to help ensure that the incentive bonus determination based on corporate performance goal achievement was appropriate and commensurate with actual performance for each measure. The corporate performance portion of the incentive bonus determinations for 2025 for NEOs based on corporate performance goal achievement was as follows:

2025 LIP Measures	WEIGHT (% OF ANNUAL TARGET OPPORTUNITY)	PERFORMANCE SCALE			ACTUAL RESULTS	PAYOUT (AS A % OF TARGET)
		THRESHOLD	TARGET	STRETCH
First-Half 2025 LIP Performance Measures
Adjusted EBITDA for 2025 LIP Purposes($)(1)	27.5%	$82M	$109.4M	$136.7M	$104.1M	90.4%
Cash Conversion Cycle (days)	12.5%	85.4	68.3	51.2	63.6	127.7%
Second-Half 2025 LIP Performance Measures
Adjusted EBITDA for 2025 LIP Purposes($)(1)	27.5%	$66.3M	$88.4M	$110.5M	$73.8M	66.9%
Cash Conversion Cycle (days)	12.5%	93.8	75.0	56.3	75.9	97.7%
Full-year LIP Performance Measures
Human Capital Committee Objective	10%	Qualitative Assessment				150%
Company MBOs TRIR (bps)	3.34%	1.88	1.5	1.13	0.77	200%
On-Time Delivery (avg % per qtr)	3.33%	88%	94%	98%	93.4%	95.3%
Strategic cost objectives ($m)	3.33%	$18.8M	$25.0M	$31.3M	$42.7M	200%
Total	100%					103%

Final 2025 Bonus Determination
Actual achievement against first-half and second-half financial measures is reflected in the table above. Notably, the acquisition of APA was not contemplated at the time Adjusted EBITDA performance goals were established, and Adjusted EBITDA attributable to APA for 2025 is therefore excluded from Adjusted EBITDA for 2025 LIP purposes(1). The efforts of the NEOs in relation to the APA Acquisition were contemplated and recognized in the Human Capital Committee’s qualitative assessment described below.
The Human Capital Committee’s qualitative assessment considered the performance of the NEOs during 2025, a year in which the Company faced significant uncertainty and volatility in its operating environment. Among other factors, the Human Capital Committee considered:
•	The Company’s improved revenue and overall operating results year-over-year in light of factors such as the U.S. interest rate environment, increased costs, and supply chain disruptions;
•	Identification of strategic growth opportunities culminating in the APA Acquisition in August 2025;
•	Planning and integration efforts related to the APA Acquisition; and
•	The Company’s talent management strategy and related retention outcomes.
Accordingly, the Human Capital Committee used its discretion in approving the payout of the qualitative assessment portion of the LIP at 150% of target for each NEO; this portion of the annual bonus reflects 10% of the overall target LIP opportunity.
Performance related to MBOs, and associated achievement factors, varied by measure:
•	TRIR achievement of 0.77 exceeded the stretch goal of 1.13, resulting in 200% payout for this component; this portion of the annual bonus reflects 3.34% of the overall target LIP opportunity.
•
On-time delivery for 2025 was 93.4% versus a target value of 94%, resulting in below target payout of 95.3% for this component; this portion of the annual bonus reflects 3.33% of the overall target LIP opportunity.

•
Realization of strategic cost objectives totaled $42.7M of purchasing productivity for 2025, exceeding the stretch goal of $31.3M and resulting in 200% payout for this component; this portion of the annual bonus reflects 3.33% of the overall target LIP opportunity.

1. Adjusted EBITDA of $178 million for purposes of the 2025 LIP.

ARRAY TECHNOLOGIES	42	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
In early 2026, the Human Capital Committee reviewed the Company’s financial performance against the pre-determined performance measures and goals for the first half and second half of 2025, as well as the full-year LIP measures. As detailed above, the Human Capital Committee concluded that the Company’s performance resulted in the total overall annual incentive payout factor for 2025 had been achieved at 103% of target.
LONG-TERM STOCK INCENTIVE AWARDS
Our Human Capital Committee considers stock ownership by management through stock-based compensation arrangements beneficial in aligning the interests of management with those of our stockholders. Under the provisions of the LTIP, our Human Capital Committee has the ability to grant stock and stock-based awards, including RSUs and PSUs, to our employees, including our NEOs, non-employee directors and consultants.
Our Human Capital Committee grants annual long-term incentive awards to our executive officers, including our NEOs, in line with competitive market norms based in part on a general, holistic assessment of performance during the prior year. These awards are primarily designed to tie a substantial portion of each executive officer’s compensation to the longer-term future performance of the Company and to support the compensation philosophy adopted by our Human Capital Committee. The annual grant determinations are made by our Human Capital Committee using, as a reference, the relevant competitive market information and recommendations provided to our Human Capital Committee by Pay Governance, in order to provide an appropriate level of target total direct compensation compared to compensation of executive officers in our compensation peer group.
Our Human Capital Committee sets the individual annual grant values to reflect: (1) the level of responsibility and individual contribution of each executive officer and their potential impact on the long-term success of the business; (2) a desire to maintain or set, as applicable, a market-competitive compensation package for each officer; and (3) talent retention considerations, as appropriate.
To determine annual long-term incentive awards granted in a year, our Human Capital Committee first approves a target aggregate value to be awarded to each NEO. The target aggregate value is then allocated among the types of awards granted for such year. In 2025, our NEOs’ target annual awards were granted 50% in RSUs and 50% in PSUs.
2025 Long-Term Incentive Award Grants
The Human Capital Committee approved long-term incentive awards for 2025 to our NEOs as follows:

NAME	AGGREGATE GRANT DATE FAIR VALUE ($)	GRANT DATE FAIR VALUE OF ANNUAL RSU GRANTS ($)(1)	GRANT DATE FAIR VALUE OF NEW-HIRE RSU GRANTS ($)(1)	GRANT DATE FAIR VALUE OF ANNUAL PSUs (AT TARGET) ($)(2)
Kevin Hostetler	4,776,334	2,299,994	—	2,476,340
H. Keith Jennings	2,057,500	749,999	499,997	807,503
Neil Manning	778,745	374,997	—	403,748
Gina Gunning	1,135,847	402,496	299,995	433,356
Terrance Collins	778,745	374,997	—	403,748

1.
For 2025, the number of RSUs awarded was determined by dividing the target intended value of the award by our closing stock price on the date of grant. For Mr. Jennings and Ms. Gunning, the amounts reported in the column titled “Grant Date Fair Value of New-Hire RSU Grants” consist of sign-on grants of RSUs in connection with their appointments as Chief Financial Officer and Chief Legal Officer and Corporate Secretary, respectively.

2.
For 2025, the number of PSUs (at target level of performance) awarded was determined by dividing the target intended value of the award by our closing stock price on the service inception date. The fair value of the PSUs is calculated using a Monte-Carlo model and is based on the probable outcome of the associated performance conditions.

RSUs
The annual RSUs granted to our NEOs in 2025 vest in one-third increments on each of the first three anniversaries of the date of grant, generally subject to the NEO’s continued employment through the applicable vesting date.
In connection with the commencement of his employment as our Chief Financial Officer on January 6, 2025, Mr. Jennings was granted a special, “new hire” RSU grant on January 15, 2025, with a target grant date fair value of $500,000. The grant vests in its entirety on the third anniversary of the grant date, generally subject to Mr. Jennings’ continued employment with the Company through the vesting date.

ARRAY TECHNOLOGIES	43	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
In connection with the commencement of her employment as our Chief Legal Officer and Corporate Secretary on January 27, 2025, Ms. Gunning was granted a special, “new hire” RSU grant on January 30, 2025, with a target grant date fair value of $300,000. The grant vests in three equal annual installments, beginning on the first anniversary of the grant date, generally subject to Ms. Gunning’s continued employment with the Company through the vesting date.
Pursuant to the terms of the Executive Severance Plan, upon a qualifying termination not in connection with change in control (as described in the Executive Severance Plan), all unvested RSUs granted in 2025 will continue to vest in accordance with their terms as if the NEO had continued to remain employed by the Company on each applicable subsequent vesting date and, upon a qualifying termination upon or within 24 months following a change in control or upon the NEO’s termination of employment due to death or disability, all unvested RSUs granted in 2025 will become immediately vested as of the separation date.
PSUs
The PSUs granted to our NEOs in 2025 vest on the third anniversary of the date of grant, subject to the achievement of corporate financial results and relative market performance over the 2025-2027 performance period, and generally subject to the NEO’s continued employment through the vesting date. Specifically, performance objectives for the PSUs granted in 2025 are 50% based on the average of the 1-year revenue growth figures recorded by the Company in each of the three fiscal years in the performance period and 50% based on the average of the 1-year cumulative adjusted earnings per share (“EPS”) growth figures recorded in each of the three fiscal years in the performance period.
The graphic below illustrates how the number of PSUs earned will be calculated:

1.
Adjusted earnings per share represents adjusted net income divided by the weighted average number of common shares outstanding. We define adjusted net (loss) income as net (loss) income to common shareholders plus: (a) amortization of intangibles; (b) amortization of developed technology and backlog; (c) amortization of debt discount and issuance costs; (d) Series A Preferred stock accretion; (e) equity-based compensation; (f) change in fair value of contingent consideration; (g) impairment of long-lived assets; (h) goodwill impairment; (i) certain legal expenses; (j) acquisition-related expenses; (k) other costs; and (l) income tax (benefit) expense adjustments. See Appendix A for reconciliation of net income to adjusted net income.

The 2025 PSUs will be based on financial goals established and measured on an annual basis. At the end of each one-year measurement period during the 2025-2027 performance period, the Human Capital Committee will calculate the degree to which the above performance metrics were achieved and the payout that such achievement would imply as a weighted percentage of target. At the end of the 2027 measurement period, the Human Capital Committee will average the payout percentages for each of the three one-year measurement periods to determine a cumulative payout as a percentage of target for the 2025-2027 performance period (the “Cumulative Performance Payout Percentage”).
Based on the Cumulative Performance Payout Percentage, the Human Capital Committee will then evaluate our TSR performance relative to a defined group of three peer companies in the utility scale solar space over the 3 years covering the 2025-2027 performance period (“RTSR” or “RTSR Modifier”). If our TSR is the highest of the four companies (including Array) in the group, the RTSR Modifier will be 115%, and if our TSR ranks last in the group, the RTSR Modifier will be 85%. The RTSR Modifier for TSR performance that ranks Array in either second or third place among the peer group will be 100%. For the 2025-2027 performance period, the companies included in calculating the RTSR Modifier are (1) Array Technologies, Inc.; (2) FTC Solar, Inc.; (3) Nextpower Inc. (formerly Nextracker Inc.); and (4) Shoals Technologies Group, Inc. These organizations reflect publicly traded utility-scale solar companies that the Human Capital Committee believe were most appropriate for RTSR performance comparison. The applicable RTSR Modifier will be multiplied by the Cumulative Performance Payout Percentage to determine the final payout for the 2025-2027 performance period as a percentage of target. The final payout factor reflects the combination of Cumulative Performance Payout Percentage and the RTSR Modifier; the final payout factor cannot exceed 200%.
The Human Capital Committee established pre-set Threshold, Target, and Stretch performance goals for revenue growth and EPS growth for the fiscal 2025 portion of the 2025 PSUs, which will be disclosed in the Company’s 2028 proxy statement. These goals will not be publicly disclosed during the applicable performance period due to the

ARRAY TECHNOLOGIES	44	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
risk of competitive harm that could result from premature disclosure. The Human Capital Committee believes the not yet disclosed performance objectives are rigorous and appropriately challenging and are designed to align incentive outcomes with the achievement of key financial and growth objectives as the Company navigates near- and longer-term challenges at the Company and across the broader solar industry.
The use of one-year PSU measurement periods was due to the uncertain regulatory environment and corporate strategic considerations for 2025, and the resulting difficulty in forecasting three-year goals that are sufficiently rigorous, and the Company intends to return to the use of three-year metrics at the earliest point in which the Human Capital Committee deems it to be appropriate.
Pursuant to the terms of the Executive Severance Plan and/or the applicable award agreement, upon a qualifying termination that does not occur within 24 months after a change in control (as described in the Executive Severance Plan), all unvested PSUs that are outstanding for which the performance period has not been completed will remain outstanding and eligible to vest based on actual achievement of the performance metrics through the applicable performance period, pro-rated to reflect the portion of the performance period during which the executive was employed by us. If, prior to the end of the performance period, the NEO’s employment is terminated due to death or disability, the PSUs will vest as of the date of such termination at target performance, pro-rated to reflect the portion of the performance period during which the executive was employed by us. If, after the end of the performance period but before the applicable vesting date, the NEO’s employment is terminated due to death or disability, the PSUs will vest based on actual performance. Pursuant to the terms of the applicable award agreement, upon the occurrence of a change in control, PSUs will be earned based on actual performance through the date of the change in control, with the earned PSUs representing time-based awards that continue to vest based on the executive’s continued service. Pursuant to the terms of the Executive Severance Plan and/or the applicable award agreement, upon the executive’s qualifying termination that occurs upon or within 24 months following a change in control, or the executive’s termination by reason of death or disability following a change in control, all earned PSUs will immediately become fully vested upon the date of termination.
Settlement of 2023 PSU Grants
In February 2026, our Human Capital Committee completed the evaluation of the results of the 2023-2025 performance period and determined that the performance thresholds were not achieved for the established performance metrics. As a result, none of the PSUs granted to our NEOs in 2023 vested. The performance metrics and goal achievement for the 2023-2025 performance period were as follows:

	METRIC PERFORMANCE SCALE			PERFORMANCE LEVEL ACHIEVED	PAYOUT (AS A % OF TARGET)
METRIC	THRESHOLD	TARGET	STRETCH
Three-Year Average Revenue Growth (%)	14.6%	17.2%	19.8%	-8.6%	0
Three-Year Cumulative Adjusted EPS ($)	$3.32	$3.91	$4.50	$2.37	0
RTSR Modifier	+/- 25% modifier, relative to performance vs. Russell 2000			N/A(1)
Total					0

1.
Based on the performance achievement of revenue growth and adjusted EPS being below threshold, the Human Capital Committee did not formally assess the results of the RTSR Modifier in certifying achievement of 2023-2025 performance cycle at 0% payout.

2026 COMPENSATION DECISIONS
2026 Compensation Peer Group
For 2026, the compensation peer group was reviewed and evaluated by the Human Capital Committee in consultation with Pay Governance. The Human Capital Committee believes the current peer group is appropriately constructed, remains aligned with the Company’s size, growth, and business profile, and therefore made no further changes for 2026.
2026 Target Compensation Levels
The Human Capital Committee conducted its annual review of competitive benchmarking in February 2026. In March 2026, the Human Capital Committee approved 2026 target compensation levels (base salary, target opportunity under the LIP, and target long-term incentive awards) for the NEOs. Target compensation levels for 2026 are unchanged from 2025.
SEVERANCE AGREEMENTS
We provide certain severance benefits to our executive officers, including our NEOs, in order to attract and retain key talent, and minimize turnover of our executive team. We also believe the provision of these benefits serves the interests of our stockholders by encouraging valued employees to remain employed with the Company in the event of a change in control. Certain of our NEOs’ offer letters had historically provided severance benefits upon certain qualifying terminations of employment. On April 5,

ARRAY TECHNOLOGIES	45	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
2024, our Human Capital Committee amended and restated our Executive Severance Plan, which governs severance payable to our executive officers, including each of our NEOs, under various termination scenarios. Our Human Capital Committee believes the benefits provided under our Executive Severance Plan are competitive and appropriate in light of our compensation peer group.
For more information regarding the Executive Severance Plan, see “Potential Payments Upon Termination or Change in Control.”
The Human Capital Committee takes into account severance benefits, including post-change in control severance benefits, payable to the NEOs, in reviewing overall compensation packages of our NEOs.
RETIREMENT BENEFITS
Our currently employed NEOs are eligible to participate in the Company’s benefit plans on the same terms as other employees. The Company’s 401(k) Retirement Plan (the “Retirement Plan”) is a safe harbor qualified defined contribution plan which allows employees, including our NEOs, to save for retirement through a tax-advantaged combination of employee and Company contributions. Under the terms of the Retirement Plan, the Company matches up to 100% of the first 3% of eligible compensation contributed by the employee plus 50% of eligible compensation contributed between 3% and 5%. The Company may also make a discretionary profit-sharing contribution to the Retirement Plan but has not made any such contributions to date.
DEFERRED COMPENSATION PLAN
On May 21, 2024, in order to encourage retirement savings, the Human Capital Committee adopted the Array Tech, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”), which is a non-tax-qualified deferred compensation plan. Although all our NEOs are eligible to participate in the Deferred Compensation Plan, none of them did during 2025.
The Deferred Compensation Plan allows for deferrals by participants of base salary and cash incentive compensation. In addition, the Company will make a matching contribution to the Deferred Compensation Plan in respect of cash compensation that could not be recognized under the Retirement Plan due to certain Internal Revenue Service compensation limits ($350,000 for 2025). The Deferred Compensation Plan matching contribution will be equal to the matching contribution established for the Retirement Plan for the applicable year. Under the terms of the Deferred Compensation Plan, the Company may also provide discretionary contributions to participants as determined annually at the discretion of the Human Capital Committee. Company contributions will vest fully on the second anniversary of the date on which the Company contribution is made.
PERQUISITES AND OTHER COMPENSATION AND BENEFITS
Perquisites
We provide limited perquisites and other personal benefits to certain of our NEOs. For 2025, these included payment of management life insurance premiums, supplemental long-term disability (LTD) coverage, executive physicals, and certain relocation payments. The costs to the Company for these benefits are included in the Summary Compensation Table below.
Special Retention Equity Awards
Special retention equity awards are used only in rare, extraordinary circumstances. No special retention equity awards were granted to our NEOs in 2025.
New-Hire Cash Bonuses
In connection with the commencement of his employment in January 2025, Mr. Jennings received a special cash bonus of $100,000 to assist with relocation expenses. The relocation payment is subject to repayment by Mr. Jennings if his employment is terminated for cause or if he resigns without good reason within 18 months of his employment commencement date.
In connection with the commencement of her employment in January 2025, Ms. Gunning received two special cash bonus payments, totaling $175,000 ($87,500 each) in recognition of forfeited long-term incentive awards with her previous employer. Further, in recognition of the forfeiture of the 2024 annual bonus from her previous employer, Ms. Gunning received a special cash bonus of $270,000, paid at the time of Array’s annual bonus payments. Ms. Gunning also received a special cash bonus of $100,000 to assist with relocation expenses. Each of the relocation payment and other special cash payments is subject to repayment by Ms. Gunning if her employment is terminated for cause or if she resigns without good reason: within 18 months of her employment commencement date in the case of the relocation payment, within 24 months of her employment commencement date in the case of the special cash payments in recognition of forfeited long-term incentive awards, and within 24 months of bonus payment date in the case of the special cash bonus in recognition of forfeiture of 2024 annual bonus.

ARRAY TECHNOLOGIES	46	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
STOCK OWNERSHIP GUIDELINES
Our stock ownership guidelines are designed to assist in aligning the financial interests of the directors and executive officers with our stockholders and to promote sound corporate governance practices. Our stock ownership guidelines apply to our executive officers, including each of our currently employed NEOs. Each executive officer must maintain ownership of shares of common stock with a fair market price equal to a multiple of the executive officer’s annual base salary, as follows:
•	for our CEO, six times his annual base salary; and
•	for executive officers other than our CEO, three times his or her annual base salary.
Common stock underlying RSUs and deferred shares or share units held by executive officers is considered owned for purposes of determining stock ownership levels under the stock ownership guidelines. Common stock underlying unexercised stock options and unearned performance-based equity awards held by our executive officers is not considered owned for purposes of determining stock ownership levels under the stock ownership guidelines.
Our executive officers are required to comply with the guidelines by the later of (1) June 8, 2026, or (2) within five years from the date the individual (A) becomes an executive officer, or (B) is promoted to a position that causes the covered individual to be subject to a greater ownership requirement or is otherwise designated as a covered individual. Upon achieving his or her respective minimum ownership requirement based on the fair market value of the shares held, each executive officer must continue to maintain the minimum ownership requirement at all times during a given calendar year and for so long as the covered individual remains subject to this policy.
An executive officer who does not meet the minimum holding requirement must retain 50% of the net number of shares acquired upon vesting or settlement of equity awards or exercise of stock options until compliance with the stock ownership guidelines is attained. All of our NEOs were in compliance or on track to be in compliance with the stock ownership guidelines as of December 31, 2025.
ASSESSMENT OF RISK AND RECOVERY OF COMPENSATION
Our Human Capital Committee, Nominating and Corporate Governance Committee, Audit Committee and Board employ a risk management process conducted periodically to ensure that potential risks that might arise from any of our executive compensation practices and policies do not result in potential adverse impact on the Company, financially or otherwise. Our Human Capital Committee, with the assistance of Pay Governance, has reviewed the policies and guidelines underlying our executive compensation determinations and concluded that the following factors promote the creation of long-term value and thereby discourage behavior that leads to excessive or unnecessary risk:
•	individual cash incentives are made within the boundaries of approved fixed maximum awards as applicable to each executive officer;
•
The performance measures under our short-term incentive program are distinct and separate from the metrics under our long-term incentive program, thereby ensuring there is no duplicative compensation opportunity for attainment of the same performance metric;

•	the members of our Human Capital Committee who approve final bonus recommendations are independent;
•
executive officers receive the majority of their total direct compensation in the form of long-term incentives with multi-year vesting to align the interests of our executive officers with long term value creation for our stockholders; and

•	executive officers are subject to robust stock ownership guidelines, helping to further ensure their long-term compensation interest is tied to long-term Company performance.
Based on our review, we have determined our compensation programs and practices are not reasonably likely to have a material adverse effect on the Company.
In addition, we maintain a clawback policy in compliance with the requirements of the Dodd-Frank Act, SEC rules and applicable Nasdaq listing standards, that requires recoupment of certain excess incentive compensation paid to current or former executive officers (including all of our NEOs) if those amounts were based on material noncompliance with any financial reporting requirement that causes an accounting restatement, without regard to any fault or misconduct.
POLICIES AND PRACTICES RELATED TO THE TIMING OF EQUITY GRANTS
We generally grant annual RSU and PSU awards to our executive officers in March of each year, although the exact timing may change from year to year. Our Human Capital Committee may also grant equity awards at different times of the year for new hires, in connection with promotions, and/or for other incentive or retention purposes. Neither our Human Capital Committee nor the Board grants equity awards in anticipation of the release of material non-public information, and we have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation. In 2025, equity compensation for our NEOs consisted solely of RSUs and PSUs; we did not grant stock options or stock appreciation rights to our NEOs in 2025.

ARRAY TECHNOLOGIES	47	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
Our Human Capital Committee has reviewed and discussed with Company management the Compensation Discussion and Analysis included in this proxy statement. Based on that review and discussion, our Human Capital Committee has recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Human Capital Committee:
Orlando Ashford (Chair)
Tracy Jokinen
Bilal Khan
Gerrard Schmid

ARRAY TECHNOLOGIES	48	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
2025 SUMMARY COMPENSATION TABLE
The following table summarizes the compensation awarded to, earned by or paid to our NEOs for 2025, 2024, and 2023, as applicable:

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)(1)	STOCK AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Kevin Hostetler (Chief Executive Officer)	2025	869,135	—	4,776,334	1,126,563	31,768(4)	6,803,799
	2024	850,000	—	6,988,247	1,009,375	19,385	8,867,007
	2023	850,000	—	3,599,995	1,253,750	13,200	5,716,945
H. Keith Jennings (Chief Financial Officer)	2025	480,769	100,000	2,057,500	406,356	33,762(5)	3,078,387
Neil Manning (President and Chief Operating Officer)	2025	461,481	—	778,745	335,265	17,586(6)	1,593,077
	2024	418,991	—	1,097,653	282,197	14,490	1,813,331
	2023	338,942	230,700	749,996	243,678	13,200	1,576,516
Gina Gunning (Chief Legal Officer and Corporate Secretary)	2025	406,039	545,000	1,135,847	279,814	16,780(7)	2,383,480
Terrance Collins (Chief Human Resources Officer)	2025	432,020	—	778,745	268,830	21,858(8)	1,501,454
	2024	418,042	—	1,073,789	240,711	17,688	1,750,231
	2023	410,000	—	630,002	290,280	13,200	1,343,482

1.
For 2025, these amounts represent a $100,000 sign-on payment for Mr. Jennings to assist with relocation expenses, and for Ms. Gunning two separate sign-on payments of $87,500 each in recognition of forfeited long-term incentive awards with her previous employer, a $270,000 payment in recognition of forfeited 2024 annual bonus from her previous employer, and a $100,000 sign-on relocation payment.

2.
Amounts reported for 2025 in the “Stock Awards” column reflect the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, of RSUs and PSUs granted to our NEOs in 2025. The grant date fair value of the 2025 awards is calculated using the closing price of our common stock on the date of grant (and, in the case of PSUs, using closing price on the service inception date and further determined using a Monte-Carlo model for each award on the date of grant and based on the probable outcome of the associated performance conditions). Please see Note 17 “Equity-Based Compensation and Other Benefit Plans” in our consolidated financial statements for the year ended December 31, 2025, included in our Annual Report on Form 10-K for the year ended December 31, 2025, for additional details regarding assumptions underlying the value of these awards. With respect to PSUs granted to Messrs. Hostetler, Jennings, Manning, Ms. Gunning and Mr. Collins in 2025, the values shown in the table above reflect the grant date fair values based on the probable outcome of the performance goals associated with such awards. The grant date fair value of each PSU award if all applicable performance goals associated with such awards were achieved at maximum levels is $4,599,989 for Mr. Hostetler, $1,499,999 for Mr. Jennings, $749,993 for Mr. Manning, $804,992 for Ms. Gunning, and $749,993 for Mr. Collins, calculated using the closing price of our common stock on March 18, 2025, the service inception date.

3.	For 2025, represents amounts payable to the NEOs for 2025 performance under the 2025 LIP. For a more detailed description of the 2025 LIP, see “—Annual Incentive Bonuses.”
4.
This amount represents: (i) Array's contributions to Mr. Hostetler’s account under the Retirement Plan in the amount of $14,000; (ii) incremental cost to Array of supplemental LTD coverage in the amount of $11,806; (iii) incremental cost to Array of an annual physical in the amount of $4,672; and (iv) term life insurance premiums paid by Array in the amount of $1,290.

5.
This amount represents: (i) Array's contributions to Mr. Jennings’ account under the Retirement Plan in the amount of $14,000; (ii) incremental cost to Array of supplemental LTD coverage in the amount of $2,255; (iii) term life insurance premiums paid by Array in the amount of $1,241; and (iv) reimbursement of temporary housing and living expenses in the amount of $16,267, in accordance with the terms of Mr. Jennings’ offer letter.

6.
This amount represents: (i) Array's contributions to Mr. Manning's account under the Retirement Plan in the amount of $14,000; (ii) incremental cost to Array of supplemental LTD coverage in the amount of $2,296; and (iii) term life insurance premiums paid by Array in the amount of $1,290.

7.
This amount represents: (i) Array's contributions to Ms. Gunning’s account under the Retirement Plan in the amount of $14,000; (ii) incremental cost to Array of supplemental LTD coverage in the amount of $1,589; and (iii) term life insurance premiums paid by Array in the amount of $1,191.

8.
This amount represents: (i) Array's contributions to Mr. Collins' account under the Retirement Plan in the amount of $14,000; (ii) incremental cost to Array of supplemental LTD coverage in the amount of $3,601; (iii) term life insurance premiums paid by Array in the amount of $1,980; and (iv) incremental cost to Array of an annual physical in the amount of $2,277.

ARRAY TECHNOLOGIES	49	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
GRANTS OF PLAN-BASED AWARDS DURING 2025
The following table presents information regarding grants of plan-based awards made to our NEOs during 2025:

NAME	GRANT DATE(1)	ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(2)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(3)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(4)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(5)
		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Kevin Hostetler	—	18,211	1,093,750	2,187,500
	03/18/2025				79,731	375,203	750,406		2,476,340
	03/18/2025							375,203	2,299,994
H. Keith Jennings	—	6,569	394,521	789,041
	03/18/2025				25,999	122,349	244,69		807,503
	03/18/2025							122,349	749,999
	1/15/2025							74,738	499,997
Neil Manning	—	5,420	325,500	651,000
	03/18/2025				12,999	61,174	122,348		403,748
	03/18/2025							61,174	374,997
Gina Gunning	—	4,523	271,664	543,328
	03/18/2025				13,953	65,660	131,320		433,356
	03/18/2025							65,660	402,496
	1/30/2025							40,160	299,995
Terrance Collins	—	4,346	261,000	522,000
	03/18/2025				12,999	61,174	122,348		403,748
	03/18/2025							61,174	374,997

1.
This column reflects grant date associated with RSU awards. For PSUs, the listed date reflects the service inception date; the corresponding grant date fair value for PSUs represents the probable outcome as of the service inception date, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the service inception date under FASB ASC 718.

2.
Amounts in these columns represent potential payouts under our 2025 LIP, reflecting the combined opportunity between first-half, second-half, and full-year 2025 performance measures. For a threshold payout, the reported amounts reflect achievement of just one MBO goal, weighted 3.33%, at threshold (or 1.665% of target), which we consider to be the minimum amount of the 2025 LIP that could have been earned by an NEO if anything was earned under the award at all.

3.
Amounts in these columns represent the potential number of PSUs that may be earned based on Company financial performance and RTSR performance. For a threshold payout, the reported amounts reflect achievement of just one weighted goal, weighed 50%, at threshold with further reduction for RTSR modifier results if the Company were to rank 4th among RTSR peers (or 21.25% of target), which we consider to be the minimum amount that could have been earned by an NEO if anything was earned under the award at all. We have included additional information about these awards under “—2025 Long-Term Incentive Award Grants.”

4.	Amounts in this column represent the number of RSUs awarded to each NEO. We have included additional information about these awards under “—2025 Long-Term Incentive Award Grants.”
5.
The amounts disclosed in this column represent the aggregate grant date fair value of the RSU and PSU awards granted to each NEO, excluding the impact of estimated forfeitures related to service-based vesting conditions. The grant date fair value of the awards is calculated using the closing price of our common stock on the date of grant (and, in the case of PSUs, the closing price on the service inception date and further using a Monte-Carlo model for each award on such date and based on the probable outcome of the associated performance conditions). See footnote 2 to the Summary Compensation Table for more information.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
We have entered into employment agreements with each of Messrs. Hostetler, Jennings, Manning, Ms. Gunning, and Mr. Collins. Under the terms of each employment agreement, each executive officer is entitled to an annual base salary as described, with respect to 2025, under “—Base Salaries,” to participate in our LIP with a target annual incentive bonus as described, with respect to 2025 under “—Annual Incentive Bonuses,” and to participate in our LTIP as described, with respect to 2025, under “—Long-Term Stock Incentive Awards,” as well as to participate in broad-based employee benefits.

ARRAY TECHNOLOGIES	50	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Our executive officers are also entitled to severance upon the termination of their employment in certain circumstances pursuant to the Executive Severance Plan, as further described below under “—Potential Payments Upon Termination or Change in Control.”
Each executive officer is also subject to: (1) a Confidentiality, Non-Disparagement and Non-Solicitation Agreement, which provides, among other things, that the executive officer will not compete with the Company or solicit Company associates or customers during a two-year restricted period following his or her termination of employment; and (2) an Employee Inventions Assignment Agreement.
Grants made in 2025 are described more fully above under “—Long-Term Stock Incentive Awards” and “—Annual Incentive Bonuses.” More information concerning the amount of salary and incentive compensation in proportion to total compensation for our NEOs is provided above under “—Components of Our Executive Compensation Program.”
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END — DECEMBER 31, 2025

NAME	GRANT DATE(1)	STOCK AWARDS
		NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(2)
Kevin Hostetler	03/17/2023	35,150(3)	324,083
	03/12/2024	112,299(3)	1,035,397
	09/24/2024	322,834(4)	2,976,529
	03/18/2025	375,203(3)	3,459,372
	03/17/2023			0(5)	0
	05/21/2024			61,505(6)	567,071
	03/18/2025			375,203(7)	3,459,372
H. Keith Jennings	01/15/2025	74,738(8)	689,084
	03/18/2025	122,349(3)	1,128,058
	03/18/2025			122,349(8)	1,128,058
Neil Manning	02/15/2023	3,749(3)	34,566
	03/17/2023	4,882(3)	45,012
	03/12/2024	16,434(3)	151,521
	09/24/2024	59,055(4)	544,487
	03/18/2025	61,174(3)	564,024
	03/17/2023			0(5)	0
	05/21/2024			9,001(6)	82,985
	03/18/2025			61,174(7)	564,024
Gina Gunning	01/30/2025	40,160(3)	370,275
	03/18/2025	65,660(3)	605,385
	03/18/2025			65,660(7)	605,385
Terrance Collins	03/17/2023	6,152(3)	56,721
	03/19/2024	17,256(3)	159,100
	09/24/2024	49,606(4)	457,367
	03/18/2025	61,174(3)	564,024
	03/17/2023			0(5)	0
	05/21/2024			9,451(6)	87,134
	03/18/2025			61,174(7)	564,024

1.	For PSUs awarded in 2025 and reflected in the Grants Of Plan-Based Awards During 2025 table, figure reflects service inception date.

ARRAY TECHNOLOGIES	51	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
2.
The amounts set forth in this column include the number of shares subject to the applicable award multiplied by $9.22, the closing price of our common stock on December 31, 2025, the last trading day of 2025.

3.
These RSU awards vest one-third per year over three years beginning on the first anniversary of the date of grant, generally subject to the NEO’s continued employment through the applicable vesting date.

4.
These RSU awards vest as to 66 2/3% of the RSUs on the second anniversary of the grant date and as to 33 1/3% of the RSUs on third anniversary of the grant date, generally subject to the NEO’s continued employment through the applicable vesting date.

5.
Represents the number of shares subject to target PSU awards that were granted to our named executive officers in 2023 that were earned as of December 31, 2025 and eligible to vest on the third anniversary of the date of grant based on specified performance criteria over the 2023-2025 performance period. In February 2026, our Human Capital Committee completed the evaluation of the results of the 2023-2025 performance period and determined that none of the performance levels were achieved for any of the established performance metrics. As a result, none of the PSUs granted to our named executive officers in 2023 were earned or vested.

6.
Represents 25% of shares subject to target PSU awards that were granted to our named executive officers in 2024 pursuant to our LTIP. The 2024 PSUs vest on the third anniversary of the date of grant, subject to the achievement of corporate financial results and relative market performance over the 2024-2026 performance period (50% based on three-year average annual revenue growth and 50% based on three-year average cumulative adjusted EPS), and, generally, the named executive officers continued employment through the applicable vesting date.

7.
Represents the target number of shares subject to target PSU awards that were granted to our NEOs in 2025 pursuant to our LTIP. The 2025 PSUs vest on the third anniversary of the date of grant, subject to the achievement of corporate financial results and relative market performance over the 2025-2027 performance period (50% based on the three-year average of 1-year measurement of annual revenue growth and 50% based on three-year average of 1-year measurement of cumulative adjusted EPS), and, generally, the NEO’s continued employment through the applicable vesting date.

8.	This RSU award vests as to 100% on the third anniversary of the grant date, generally subject to Mr. Jenning’s continued employment through the vesting date.
OPTION EXERCISES AND STOCK VESTED DURING 2025

NAME	STOCK AWARDS(1)
	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
Kevin Hostetler	127,092	702,604
H. Keith Jennings	—	—
Gina Gunning	—	—
Neil Manning	16,847	104,778
Terrance Collins	19,860	120,339

1.
The value realized on vesting is determined by multiplying the number of shares that vested by the closing price of our common stock on the Nasdaq on the vesting date. Shares vested on various dates throughout the year. The value listed represents the aggregate value of all shares that vested for each NEO in 2025. None of our NEOs exercised stock options during 2025.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Executive Severance Plan
On April 4, 2024, our Human Capital Committee amended and restated our Executive Severance Plan, which governs severance payable to our executive officers, including each of our NEOs, under various termination scenarios. The following summarizes the terms and conditions of our Executive Severance Plan, as amended and restated on April 4, 2024.
The Executive Severance Plan provides for severance payments and benefits in the event of a termination by the Company without Cause or a resignation by the executive for Good Reason (a “qualifying termination”), both in connection with and outside the context of a change in control (“CIC”). The severance entitlements under the Executive Severance Plan in connection with a CIC are subject to a double trigger that requires a termination of employment in order for severance to become payable.
In the event of a qualifying termination other than in connection with, or within 24 months following a CIC, the Executive Severance Plan provides the following cash severance:
•	In the case of our CEO, 150% of the sum of his or her: (1) annual base salary and (2) target bonus opportunity; and
•	In the case of each other NEO, 100% of the sum of his or her annual base salary.

ARRAY TECHNOLOGIES	52	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Additionally, subject to his or her timely election of COBRA coverage, the executive would be entitled to payment of the Company’s portion of monthly COBRA premiums for a specified severance period (18 months for our CEO and 12 months for all other executives) or until the executive becomes eligible for coverage under a subsequent employer’s health plan.
Upon the executive’s qualifying termination not in connection with a CIC, all outstanding RSUs would continue to vest as if the executive had remained employed through each subsequent vesting date and all outstanding PSUs for which the performance period has not been completed will remain outstanding and eligible to vest based on actual achievement of the performance metrics through the applicable performance period, pro-rated to reflect the portion of the performance period during which the executive was employed by the Company.
In the event of a qualifying termination that occurs in connection with, or within 24 months following a CIC, the Executive Severance Plan provides cash severance to each executive of 200% of the sum of the executive’s (1) annual base salary and (2) target annual incentive bonus opportunity.
Additionally, subject to his or her timely election of COBRA coverage, the executive would be entitled to payment of the Company’s portion of monthly COBRA premiums for 24 months or until the executive becomes eligible for coverage under a subsequent employer’s health plan.
Upon the executive’s qualifying termination in connection with, or within 24 months after a CIC, except to the extent that the terms of the applicable award agreements evidencing awards granted prior to April 5, 2024 provide for different treatment, all outstanding RSUs would immediately become fully vested upon the date of termination, and all earned PSUs (as determined based on actual performance immediately prior to such CIC) would immediately become fully vested upon the date of termination.
In the event of a termination of the executive’s employment by reason of death or disability, all outstanding RSUs would immediately become fully vested upon the date of termination. The executive would not be entitled to receive any other benefits under the Executive Severance Plan.
An executive’s right to receive and retain severance payments and benefits under the Executive Severance Plan is conditioned on such executive’s continued compliance with confidentiality obligations and standard non-competition, non-solicitation, no-hire and non-disparagement covenants. If an executive fails to comply with the foregoing conditions and does not return any previous severance payments and benefits paid to him or her, the Company shall be entitled to recover such severance payments and benefits.
For purposes of the Executive Severance Plan, the following definitions apply:
“Cause” is defined as: (i) the commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its affiliates or any of their customers, vendors or suppliers, (ii) reporting to work under the influence of alcohol or under the influence or in the possession of illegal drugs, (iii) substantial and repeated failure to perform duties as reasonably directed by the Board or any other person to whom the executive reports after notice of such failure and, if curable, an opportunity to permanently cure such failure within 30 days of such notice, (iv) breach of fiduciary duty, gross negligence or willful misconduct with respect to the Company or any of its affiliates, (v) a willful and material failure to observe policies or standards of the Company regarding employment practices (including nondiscrimination and sexual harassment policies) as prescribed thereby from time to time after notice of such failure and, if curable, an opportunity to permanently cure such failure within 30 days of such notice or (vi) any breach by the executive of any non-competition, non-solicitation, no-hire or confidentiality covenant between the executive and the Company or any of its affiliates or any material breach by the executive of any provision of the Executive Severance Plan, or any agreement to which the executive and the Company or any of its affiliates are parties after notice of such failure and, if curable, an opportunity to permanently cure such failure within 30 days of such notice.
“Change in Control” is defined as (i) an independent third party becoming the beneficial owner of securities of the Company representing at least 50% of the voting power of the Company’s securities, (ii) a merger, reorganization, or consolidation of the Company, unless the voting securities of the Company continue to represent more than 50% of the voting power of the Company or surviving entity, (iii) a change in the membership of our Board over a period of two consecutive years, in which incumbent directors and new directors whose election by the Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of our directors, cease to constitute a majority of our Board membership and (iv) a complete liquidation or dissolution of the Company or sale of all or substantially all of the Company’s assets.
“Good Reason” is defined as (i) a material reduction in the executive’s annual base salary without the executive’s consent, (ii) a relocation of the executive’s principal place of employment, without his or her consent, to a location more than 50 miles from his or her then-current principal place of employment, or (iii) an adverse change in the executive’s position or title without his or her consent; provided, that, in any case, (x) written notice of the executive’s resignation for Good Reason must be delivered to the Company within 30 days after the occurrence of any such event in order for his or her resignation for Good Reason to be effective hereunder, (y) the Company shall have 30 days after receipt of such notice during which the Company may remedy the occurrence giving rise to the claim for Good Reason termination (if such occurrence is capable of being remedied), and, if the Company cures such occurrence within such 30-day period, there shall be no Good Reason, and (z) the executive must actually resign within 90 days following the event constituting Good Reason.

ARRAY TECHNOLOGIES	53	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Equity Award Agreements
Pursuant to the PSU award agreements under the LTIP, if, prior to the end of the applicable performance period, the NEO’s employment is terminated due to death or disability, the PSUs will vest as of the date of such termination at target performance, pro-rated to reflect the portion of the performance period during which the executive was employed by us. If, after the end of the performance period but before the applicable vesting date, the NEO’s employment is terminated due to death or disability, the PSUs will vest based on actual performance. Upon the occurrence of a change in control, any outstanding PSUs will be earned based on actual performance through the date of the change in control, with the earned PSUs representing time-based awards that continue to vest based on the executive’s continued service. Upon the executive’s qualifying termination that occurs upon or within 24 months following a change in control, or the executive’s termination by reason of death or disability following a change in control, all earned PSUs will immediately become fully vested upon the date of termination.

ARRAY TECHNOLOGIES	54	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE
The information below describes and quantifies certain compensation that would become payable under existing plans and arrangements if each of the executive’s employment had terminated on December 31, 2025, given the executive’s compensation as of such date and, if applicable, based on the closing price of our common stock on December 31, 2025, the last trading day of 2025. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different than the estimates presented in the table. Factors that could affect these amounts include the timing of any such event and our stock price.

EXECUTIVE	BENEFIT(1)	CHANGE IN CONTROL WITH QUALIFYING TERMINATION ($)	QUALIFYING TERMINATION OUTSIDE OF A CIC ($)	DEATH OR DISABILITY ($)
Kevin Hostetler (Chief Executive Officer)	Cash Severance	3,937,500	2,953,125	—
	Benefit Continuation	57,773	43,329	—
	RSUs	7,795,381	7,795,381	7,795,381
	PSUs	5,727,658	2,663,206	2,663,206
	Total	17,518,312	13,455,041	10,458,587
H. Keith Jennings (Chief Financial Officer)	Cash Severance	1,800,000	500,000	—
	Benefit Continuation	19,257	14,443	—
	RSUs	1,817,142	1,817,142	1,817,142
	PSUs	1,128,058	370,176	370,176
	Total	4,764,457	2,701,761	2,187,318
Neil Manning (President and Chief Operating Officer)	Cash Severance	1,581,000	465,000	—
	Benefit Continuation	40,441	30,331	—
	RSUs	1,339,611	1,339,611	1,339,611
	PSUs	895,963	408,957	408,957
	Total	3,857,015	2,243,899	1,748,568
Gina Gunning (Chief Legal Officer and Corporate Secretary)	Cash Severance	1,485,000	450,000	—
	Benefit Continuation	—	—	—
	RSUs	975,660	975,660	975,660
	PSUs	605,385	187,039	187,039
	Total	3,066,045	1,612,699	1,162,699
Terrance Collins (Chief Human Resources Officer)	Cash Severance	1,392,000	435,000	—
	Benefit Continuation	57,773	43,329	—
	RSUs	1,237,213	1,237,213	1,237,213
	PSUs	912,559	420,021	420,021
	Total	3,599,545	2,135,563	1,657,234

1.
For all of our currently employed NEOs, for all termination scenarios that result in continued vesting or accelerated vesting of outstanding RSUs or PSUs, the value shown in the table above is determined by multiplying the number of shares subject to continued vesting or accelerated vesting by $9.22 (our closing stock price on December 31, 2025, the last trading day of 2025); with exception to 2023 PSUs, which were originally granted to three 2025 NEOs, for which none of these PSUs were earned or vested and are therefore excluded from calculations above. With respect to a qualifying termination in connection with a CIC or outside of a CIC, the amount shown in respect of outstanding PSUs assumes target performance (100%), and for a qualifying termination outside of a CIC, is pro-rated to reflect the portion of the performance period during which the executive was employed by the Company through December 31, 2025. With respect to a termination of employment by reason of an executive’s death or disability, the amount shown in respect of outstanding PSUs is pro-rated to reflect the portion of the performance period during which the executive was employed by the Company through December 31, 2025, and assumes target performance (100%). Benefit continuation amounts are calculated based on the actual cost of the NEO’s premiums under our group health and welfare plans as of December 31, 2025.

ARRAY TECHNOLOGIES	55	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
PAY-VERSUS-PERFORMANCE
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between certain executive compensation and certain elements of our financial performance for each of the last five completed calendar years for our 2025 principal executive officer (“PEO”) and our 2025 NEOs other than our PEO (“Other NEOs”). In determining the “compensation actually paid” to our PEO and the Other NEOs, we are required to make various adjustments to amounts that have been reported in the Summary Compensation Table this year and in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes certain compensation values reported in our 2025 and prior Summary Compensation Tables, as well as the adjusted values required in this section for the 2025, 2024, 2023, 2022, and 2021 calendar years. Note that for our Other NEOs, compensation is reported as an average.
•	In 2025, the Other NEOs were Messrs. Jennings, Manning, and Collins and Ms. Gunning.
•	In 2024, the Other NEOs were Messrs. Wood, Manning, Collins and Zhu;
•	In 2023, the Other NEOs were Messrs. Wood, Collins, Manning, Patel and Hottinger;
•	In 2022, the Other NEOs were Messrs. Patel, Collins, Hottinger and Rose; and
•	In 2021, the Other NEOs were Messrs. Patel, Hottinger, Krantz and Stacherski.

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO ($)(1)		COMPENSATION ACTUALLY PAID TO PEO ($)(1)(2)		AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR OTHER NEOs ($)(2)	AVERAGE COMPENSATION ACTUALLY PAID TO OTHER NEOs ($)(2)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME ($ IN THOUSANDS)(5)	REVENUE ($ IN THOUSANDS)(5)
	FUSARO	HOSTETLER	FUSARO	HOSTETLER			ARRAY TOTAL STOCKHOLDER RETURN ($)(3)	PEER GROUP TOTAL RETURN ($)(4)
2025	—	6,803,799	—	11,404,764	2,139,100	2,926,501	21.37	16.28	(52,235)	1,284,141
2024	—	8,867,007	—	(1,258,386)	1,977,334	1,101,333	14.00	23.82	(240,394)	915,807
2023	—	5,716,945	—	5,147,609	1,372,133	1,248,586	38.94	55.69	137,240	1,576,551
2022	2,148,071	5,772,123	3,036,259	7,256,684	1,214,022	1,692,131	44.81	121.12	4,432	1,637,546
2021	4,271,575	—	570,878	—	1,414,459	557,975	36.37	97.32	(50,403)	853,318

1.	Mr. Fusaro served as our PEO during 2021, and he resigned from the Company on April 18, 2022. On that same date, Mr. Hostetler was appointed as our PEO and continues to serve in such capacity.
2.
In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table entitled “PEO” below (following footnote 5) were made to Mr. Hostetler’s total compensation for each year as reported in the applicable Summary Compensation Tables to determine the compensation actually paid. The valuation assumptions used to calculate the fair values of RSUs and PSUs include the stock price as of the applicable measuring date and, in the case of PSUs, determined using a Monte-Carlo model for each award on the applicable measuring date and based on the probable outcome of the performance conditions as of the applicable measuring date (or actual performance results approved by the Human Capital Committee as of the applicable vesting date). Otherwise, the valuation assumptions used to calculate fair values did not materially differ from those used in our disclosures of fair value as of the grant date.

Similarly, in accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table entitled “Other NEOs” below (following footnote 5) were made to the Other NEOs’ average total compensation for each year as reported in the applicable Summary Compensation Tables to determine the compensation actually paid. The equity award adjustments for each applicable year include the same methodology described above for Mr. Hostetler.
3.	The values disclosed in this column represent the value of an investment of $100 in our common stock as of December 31, 2020, measured at December 31, 2025, 2024, 2023, 2022, and 2021, respectively.
4.
Represents the weighted peer group total stockholder return, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the customized peer group used by the Company for purposes of Item 201(e) of Regulation S-K (Enphase Energy, Solaredge Technologies, Shoals Technologies Group and FTC Solar).

ARRAY TECHNOLOGIES	56	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
5.
Represents Net Income and Revenue as disclosed in our Annual Report on Form 10-K for the years ended December 31, 2025, 2024, 2023, 2022, and 2021, as applicable. The fiscal 2023 Net Income included in last year’s comparable disclosure reflected Net Income to Common Shareholders of $85,546,000; in this Proxy Statement, this figure has been updated to reflect actual fiscal 2023 Net Income of $137,240,000.

PEO	2025
Total compensation as reported in Summary Compensation Table (SCT)	6,803,799
Subtract SCT “Stock Awards” value for 2025	4,776,334
Add Year-end fair value of outstanding equity compensation granted in current year	7,500,308
Add Change in fair value (from end of prior fiscal year to vesting date) for awards granted in prior fiscal years that vested during current fiscal year	(65,032)
Add Change in fair value (from end of prior fiscal year to end of current fiscal year) for awards granted in prior fiscal years that remained unvested and outstanding at end of current fiscal year	1,942,023
Subtract Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—
Compensation Actually Paid to PEO	11,404,764

OTHER NEOs	2025
Total compensation as reported in Summary Compensation Table (SCT)	2,139,100
Subtract SCT “Stock Awards” value for 2025	1,187,709
Add Year-end fair value of outstanding equity compensation granted in current year	1,815,849
Add Change in fair value (from end of prior fiscal year to vesting date) for awards granted in prior fiscal years that vested during current fiscal year	852
Add Change in fair value (from end of prior fiscal year to end of current fiscal year) for awards granted in prior fiscal years that remained unvested and outstanding at end of current fiscal year	158,410
Subtract Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—
Compensation Actually Paid to Other NEOs	2,926,501

Relationship between Compensation Actually Paid and Performance Measures
The charts below show the relationship between compensation actually paid to our PEO and NEOs and our:
•	Cumulative TSR, as well as the cumulative TSR for the peer group (in each case starting December 31, 2020);
•	Net income; and
•	Revenue.
In each case, the comparison is shown over the last five completed fiscal years.

ARRAY TECHNOLOGIES	57	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Actually Paid vs TSR

Compensation Actually Paid vs Net Income

ARRAY TECHNOLOGIES	58	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Actually Paid vs Revenue

Financial Performance Measures
The performance measures listed below represent the most important measures we use to link compensation actually paid to our NEOs for 2025 to the Company’s performance:
•	Revenue (our Company Selected Measure under Item 402(v) of Regulation S-K)
•	Adjusted EBITDA(1)
•	Cash Conversion Cycle
CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing information about the relationship of the total annual compensation of Kevin Hostetler, our CEO, to the total annual compensation of our median employee. The Company believes that the pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
As of December 31, 2025, our last completed fiscal year:
•	We have estimated that the total annual compensation of our median employee (other than our CEO) was $49,327; and
•	The total annual compensation of our CEO, as reported in the Summary Compensation Table, was $6,803,799.
Based on this information, for 2025, the ratio of the total annual compensation for Mr. Hostetler, our CEO, to the total annual compensation of our median employee was approximately 138 to 1.
To determine this ratio, we first prepared a list of all our full-time, part-time and temporary employees as of December 31, 2025, the last day of our fiscal year. To identify the median employee from our employee population, we reviewed the amount of regular wages, overtime pay, and cash incentives for employees for 2025.
Once we identified the median employee, we then determined the total annual compensation for 2025 of that employee using the same rules that apply to reporting compensation for our NEOs in the 2025 Summary Compensation Table.
The pay ratio disclosure rules allow companies to adopt a variety of methodologies, to apply exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies in calculating their own pay ratios.
1.	Adjusted EBITDA of $178 million for purposes of the 2025 LIP.

ARRAY TECHNOLOGIES	59	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
EQUITY COMPENSATION PLAN INFORMATION
The table below provides information relating to our equity compensation plans as of December 31, 2025, all of which have been approved by our stockholders:

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS)
Equity compensation plans approved by stockholders	5,738,557	—	29,743,846(3)
Equity compensation plans not approved by stockholders	—	—	—
Total	5,738,557	—	29,743,846

1.	This column reflects all shares of common stock subject to outstanding RSUs and PSUs (at target) granted under the LTIP.
2.	We have not granted any stock options under the LTIP to date.
3.
Includes 26,476,142 shares available for future issuance under the 2020 LTIP (all of which may be issued for awards other than options, warrants and rights) and 3,267,704 shares available for purchase under the 2021 Employee Stock Purchase Plan.

ARRAY TECHNOLOGIES	60	2026 PROXY STATEMENT

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed the audited consolidated financial statements of Array for the year ended December 31, 2025 and has discussed these statements with management and Deloitte & Touche LLP, (“Deloitte”), the Company’s independent registered public accounting firm. Array management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements present fairly the consolidated financial position, results of operations and cash flows of Array in conformity with U.S. generally accepted accounting principles and discusses any issues they believe should be raised with the Audit Committee. The Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls, and its review included a discussion of the quality and acceptability of the Company’s financial reporting and internal controls.
The Audit Committee also received from, and discussed with, Deloitte the written disclosures and other communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed under the rules of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.
Deloitte also provided the Audit Committee with the written disclosures and the letter required by the PCAOB regarding independence. PCAOB rules require independent registered public accounting firms annually to disclose in writing all relationships that in their professional opinion may reasonably be thought to bear on independence, to confirm their perceived independence and engage in a discussion of independence. The Audit Committee has reviewed this disclosure and has discussed with Deloitte their independence from Array.
Based on its discussions with management and our independent registered public accounting firm, and its review of the representations and information provided by management and our independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Array Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
Members of the Audit Committee(1)
Troy Alstead, Chairman
Tracy Jokinen
Gerrard Schmid
1.
Carolyne Murff joined the Board and Audit Committee on March 19, 2026 and did not participate in the Audit Committee actions reported above or in the review and approval of this Audit Committee report.

ARRAY TECHNOLOGIES	61	2026 PROXY STATEMENT

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms or written representations from certain reporting persons received by us with respect to 2025, we believe that our executive officers and directors and persons who own more than 10% of a registered class of our equity securities have complied with all applicable filing requirements.

ARRAY TECHNOLOGIES	62	2026 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a summary of transactions to which we are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described under “Compensation Discussion and Analysis—2025 Summary Compensation Table” and “Management and Corporate Governance—2025 Director Compensation.”
LIMITATION OF LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS
Our Bylaws provide that we shall indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. We intend to continue to enter into customary indemnification agreements with each of our executive officers and directors that provide them, in general, with customary indemnification in connection with their service to us or on our behalf.
REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS
The Audit Committee of our Board has primary responsibility for reviewing and approving transactions with related parties. Our Audit Committee charter provides that the Audit Committee shall review, approve and oversee any related party transactions.
We have adopted a formal written policy providing that our executive officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our voting stock, any member of the immediate family of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or principal or in a similar position, or in which such person has a 10% or greater beneficial ownership interest, is not permitted to enter into a related party transaction with us without the consent of our Audit Committee, subject to the exceptions described below. In approving or rejecting any such proposal, our Audit Committee is to review all of the relevant facts and circumstances of the transaction, including whether the transaction is on terms no less favorable than terms that could have been reached with an unrelated third party and the extent of the related party’s interest in the transaction. Our Audit Committee has determined that certain transactions will not require Audit Committee approval, including certain employment arrangements of executive officers, director compensation, transactions with another company at which a related party’s only relationship is as a director, a beneficial owner of less than 10% (together with the related party’s immediate family members) of that company’s outstanding equity, transactions where a related party’s interest arises solely from the ownership of a class of our equity securities and all holders of that class of equity securities received the same benefit on a pro rata basis, and transactions where the rates or charges involved were determined by competitive bids. Other than the transactions described below, since January 1, 2025, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a participant in which the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.
RELATED PARTY TRANSACTIONS
Ms. Cohen, a current member of our Board, serves as an executive officer of, and owns securities in, Valley of Fire Solar, LLC, which has an ownership interest in the Gemini solar project. The Company has proposed to provide certain commercial offerings to the Gemini solar project for approximately $2.2 million. The proposed transaction is an arms’ length transaction and Ms. Cohen has not participated in discussions or negotiations in connection with the proposed services. Our Audit Committee has reviewed and approved this proposed transaction in accordance with our policies and procedures for related party transactions.

ARRAY TECHNOLOGIES	63	2026 PROXY STATEMENT

In connection with the APA Acquisition, the Company has five lease agreements with related parties owned by certain members of APA's management team. We paid approximately $929,000 under these lease agreements in the portion of fiscal 2025 following the APA Acquisition. Our Audit Committee has reviewed and approved these lease agreements in accordance with our policies and procedures for related party transactions.
Mr. Almirante, a member of our Board from 2021 until the date of the 2025 Annual Meeting, serves as an executive officer of ENGIE Group (“ENGIE”). During 2025, the Company sold certain components to entities affiliated with ENGIE in multiple transactions. The combined value of the transactions was approximately $120,500. Our Audit Committee reviewed and approved these transactions in accordance with our policies and procedures for related party transactions.

ARRAY TECHNOLOGIES	64	2026 PROXY STATEMENT

Proposal No. 1—Election of our Director Nominees, Each for a Three-Year Term
In accordance with the Company’s Certificate of Incorporation and Bylaws, the Board is divided into three classes of approximately equal size.
The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. Brad Forth, Kevin Hostetler and Gerrard Schmid are the Class III directors whose terms expire at the Annual Meeting. Each of Mr. Forth, Mr. Hostetler and Mr. Schmid has been nominated for and has agreed to stand for re-election to the Board to serve as a Class III director of the Company for three years and until their successors are duly elected and qualified or until their earlier death, resignation or removal.
Our Bylaws provide that director nominees receiving a plurality of the votes cast by holders of shares of common stock present in person (including virtually) or represented at the Annual Meeting by proxy and entitled to vote on the election of directors will be elected. Stockholders have the option to vote “FOR” all of the nominees, or “WITHHOLD” their vote from all of the nominees or “WITHHOLD” their vote from any one or more of the nominees. Withheld votes and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than named above.
It is intended that, unless you give contrary instructions, shares represented by proxies will be voted for the election of the three nominees listed above as director nominees. Array has no reason to believe that any nominee will be unable to serve. In the event that one or more nominees is unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors to be elected at the Annual Meeting. Information relating to each nominee for election as director and for each continuing director, including his or her period of service as a director of Array, principal occupation and other biographical material is shown earlier in this proxy statement.
The Board unanimously recommends that you vote “FOR ALL” of the aforementioned nominees for Class III director, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

ARRAY TECHNOLOGIES	65	2026 PROXY STATEMENT

Proposal No. 2—Ratification of the Selection of our Independent Registered Public Accounting Firm for the year ending December 31, 2026
We are asking our stockholders to ratify the Audit Committee’s selection of Deloitte as our independent registered public accounting firm for the year ending December 31, 2026. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of Deloitte, and Deloitte has been our independent registered public accounting firm since 2023.
The affirmative vote of holders of a majority of the voting power of shares of our common stock present in person (including virtually) or represented at the Annual Meeting by proxy and entitled to vote on this proposal at the Annual Meeting is required to ratify the appointment of Deloitte. If you abstain from voting (or direct your proxy to abstain from voting) on this proposal, while your shares will be considered present at the Annual Meeting for purposes of establishing a quorum for the conduct of business at the Annual Meeting, your abstention will have the same effect as a vote against this proposal because abstentions are not affirmative votes “FOR” the proposal. Brokers are permitted to vote uninstructed shares at their discretion on this proposal, so broker non-votes are not expected.
The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of the Company and our stockholders. To assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of our independent external audit firm. In addition, in conjunction with the mandated rotation of Deloitte’s lead engagement partner, the Audit Committee is directly involved with the selection of Deloitte’s new lead engagement partner. The Audit Committee believes that the engagement of Deloitte to serve as our independent external auditor is in the best interests of the Company and our stockholders.
The Board unanimously recommends that you vote “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, and proxies solicited by the Board will be voted in favor of such ratification unless a stockholder has indicated otherwise on the proxy.

ARRAY TECHNOLOGIES	66	2026 PROXY STATEMENT

Proposal No. 2—Ratification of Selection of Independent Registered Public Accounting Firm
We expect that a representative of Deloitte will attend the Annual Meeting, and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.
POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee pre-approves all auditing services, internal control related services and permitted non-audit services (including the fees and terms thereof) to be performed by Deloitte, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of an audit. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee consistent with applicable law and listing standards, provided that the decisions of such Audit Committee member or members must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee is responsible for the audit fee negotiations associated with our retention of Deloitte. The Audit Committee has pre-approved all services performed by the independent registered public accounting firm since the pre-approval policy was adopted.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
We regularly review the services and fees of our independent registered public accounting firm. These services and fees are also reviewed by the Audit Committee on an annual basis. The aggregate fees billed to the Company by Deloitte for the year ended December 31, 2025 for each of the following categories of services are as follows:

FEE CATEGORY	2025 ($)	2024 ($)
Audit Fees	5,041,540	4,665,000
Audit-Related Fees	—	—
Tax Fees	88,996	101,186
All Other Fees	771,886	2,042
Total Fees	5,902,422	4,768,228

Audit Fees. Consists of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, audits of internal controls reports required under Section 404(b) of the Sarbanes-Oxley Act of 2022, and consultations on accounting matters directly related to the audit.
Audit-Related Fees. Consists of aggregate fees for accounting consultations and other services that were reasonably related to the performance of audits or reviews of our consolidated financial statements and were not reported above under “Audit Fees.”
Tax Fees. Consists of aggregate fees for tax compliance, tax advice and tax planning services including the review and preparation of our federal and state income tax returns.
All Other Fees. Consists of aggregate fees billed for products and services, including due diligence services in connection with the APA Acquisition consummated in 2025, provided by the independent registered public accounting firm other than those disclosed above.

ARRAY TECHNOLOGIES	67	2026 PROXY STATEMENT

Proposal No. 3—Approval, on an Advisory Basis, of Our Named Executive Officer Compensation
Our Board recognizes the interest that the Company’s stockholders have in the compensation of the Company’s NEOs. In recognition of that interest and in accordance with Section 14A of the Exchange Act and related rules of the SEC, this proposal, commonly known as a “say on pay” proposal, provides the Company’s stockholders with the opportunity to cast an advisory vote on the compensation of the Company’s NEOs, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules, including the discussion of the Company’s Compensation Discussion and Analysis beginning on page 29 of this proxy statement and followed by the compensation tables beginning on page 49 of this proxy statement. Stockholders currently have the opportunity to cast an advisory vote on the compensation of the Company’s NEOs every year and the next such advisory vote will be at the 2027 Annual Meeting.
The Board, as required under Section 14A of the Exchange Act, is asking the Company’s stockholders to cast a non-binding, advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders of the Company hereby approve, on an advisory basis, the compensation of the Company’s Named Executive Officers of the Company, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and any related material contained in this Proxy Statement.”
This advisory vote is intended to give the Company’s stockholders an opportunity to provide an overall assessment of the compensation of the Company’s NEOs rather than focus on any specific item of compensation. As described in the Compensation Discussion and Analysis included in this proxy statement, the Company has adopted an executive compensation program that reflects the Company’s philosophy that executive compensation should be structured so as to align each executive’s interests with the interests of the Company’s stockholders.
As an advisory vote, the stockholders’ vote on this proposal is not binding on our Board or the Company, however, the Company expects that the Human Capital Committee of our Board will review voting results on this proposal and give consideration to the outcome when making future executive compensation decisions for the Company’s NEOs.
Approval, on an advisory basis, of the compensation of the Company’s NEOs requires the affirmative vote of holders of at least a majority of the voting power of shares of our common stock present in person (including virtually) or represented at the Annual Meeting by proxy and entitled to vote on this proposal at the Annual Meeting. If you abstain from voting (or direct your proxy to abstain from voting) on this proposal, while your shares will be considered present at the Annual Meeting for purposes of establishing a quorum for the conduct of business at the Annual Meeting, your abstention will have the same effect as a vote against this proposal because abstentions are not affirmative votes “FOR” the proposal. Broker non-votes will have no effect on the outcome of this proposal.
The Board unanimously recommends that stockholders vote “FOR” the approval of our named executive officer compensation.

ARRAY TECHNOLOGIES	68	2026 PROXY STATEMENT

Proposal No. 4— Approval of an Amendment to Our Amended and Restated Certificate of Incorporation to Declassify Our Board and Phase-In Annual Director Elections
Our Board has unanimously approved and declared advisable, and recommends that our stockholders adopt an amendment to our Certificate of Incorporation to declassify our Board and phase-in annual director elections.
Our Certificate of Incorporation provides for three classes of directors, with each class elected for a three-year term. The Board believes it is advisable and in the best interests of the Company and its stockholders to amend our Certificate of Incorporation to phase out the classified Board so that the Board is fully declassified by the 2029 Annual Meeting (the “Declassification Amendment”). The Nominating and Corporate Governance Committee reviewed the Declassification Amendment, and recommended that our Board approve the Declassification Amendment.
When meeting with our stockholders in the lead-up to the Annual Meeting, a focus area for certain stockholders was on our governance structure as it relates to our classified Board. Historically, our Board has viewed the classified board structure as benefiting stockholders by promoting continuity and encouraging directors to take a long-term perspective. While our Board continues to believe that these are important benefits, our Board has concluded that a classified board structure is not the only way to achieve these benefits. In addition, our Board believes the benefits of the classified board structure are outweighed by the advantages of a declassified board structure, which enables stockholders to evaluate the performance of all directors each year through the annual director election process and, as a result, enhances the accountability of our Board to our stockholders. Furthermore, our Board is aware that the current trend in corporate governance is in favor of annual director elections.
The Declassification Amendment will amend Article VI of our Certificate of Incorporation to provide that our classified Board structure will be phased out beginning at the 2027 Annual Meeting, such that from and after the 2029 Annual Meeting, all directors will be up for election at each annual meeting and will serve for a term of one year and until such directors’ successors are duly elected and qualified or until such directors’ earlier death, resignation or removal.
Pursuant to the Declassification Amendment, the phaseout of the classified Board commences with the 2027 Annual Meeting, at which the Class I directors will be up for election, and each such director will be elected for a one-year term. At the 2028 Annual Meeting, the Class I and Class II directors will be up for election, and each such director will be elected for a one-year term. Finally, at the 2029 Annual Meeting, all classes of directors will be up for election, and each director elected at the 2029 Annual Meeting (and at all annual meetings thereafter) will be elected for a one-year term and until his or her successor is duly elected and qualified or until such director’s earlier death, resignation or removal. The phasing in of annual elections of directors over this period is designed so that the term of any incumbent director will not be shortened, and to ensure a smooth transition to a system of annual elections of all our directors.
The Declassification Amendment also provides that directors elected to fill any vacancy on the Board, or to fill newly created director positions resulting from an increase in the number of directors, before the 2029 Annual Meeting, would serve the remainder of the term for the class to which they are elected.
The Board unanimously recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to declassify our Board and phase-in annual director elections.

ARRAY TECHNOLOGIES	69	2026 PROXY STATEMENT

Proposal No. 4— APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY OUR BOARD AND PHASE-IN ANNUAL DIRECTOR ELECTIONS
Under Delaware law, directors of companies that have a classified board may be removed only for cause, unless the certificate of incorporation provides otherwise, while directors of companies that do not have a classified board may be removed with or without cause and only by a vote of the majority of the shares then entitled to vote at an election of directors. Article VI of our Certificate of Incorporation provides that a director may be removed from office only with cause and only by the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of common stock of the Company entitled to vote thereon. Therefore, if the proposed Declassification Amendment is adopted, Article VI of our Certificate of Incorporation will also be amended to provide that, beginning with the 2029 Annual Meeting (that is, when the Board is no longer classified), a director may be removed from office with or without cause by a majority of the shares then entitled to vote at an election of directors as required by Delaware law.
This description of the proposed Declassification Amendment is only a summary of the proposed amendments to our Certificate of Incorporation and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of Article VI of our Certificate of Incorporation as proposed to be amended, a copy of which is attached to this proxy statement as Appendix B. If the Declassification Amendment is approved by our stockholders at the Annual Meeting, we expect to file the Certificate of Amendment with the Secretary of State of the State of Delaware promptly after the Annual Meeting.
Approval of the Declassification Amendment requires the affirmative vote of the holders of at least 66 2/3% in voting power of all the outstanding shares of common stock entitled to vote thereon. If you abstain from voting (or direct your proxy to abstain from voting) on this proposal, while your shares will be considered present at the Annual Meeting for purposes of establishing a quorum for the conduct of business at the Annual Meeting, your abstention will have the same effect as a vote against this proposal because abstentions are not affirmative votes “FOR” the proposal. This proposal is a non-routine matter. As a result, if you do not provide voting instructions with respect to this proposal, your shares may constitute broker non-votes, and no votes will be cast on your behalf, with respect to this proposal. Accordingly, such broker non-votes will have the same effect as a vote against this proposal because they are not affirmative votes “FOR” the proposal.

ARRAY TECHNOLOGIES	70	2026 PROXY STATEMENT

General Matters
CODE OF BUSINESS CONDUCT AND CORPORATE GOVERNANCE GUIDELINES
We have adopted a code of business conduct and ethics (the “Code of Business Conduct”) for our directors, officers and employees, including our CEO and our CFO. A copy of our Code of Business Conduct may be accessed free of charge by visiting our investor relations website at ir.arraytechinc.com and going to the “Corporate Governance Policies” section under the “Corporate Governance” tab, or by requesting a copy in writing from our Corporate Secretary at our Chandler, Arizona office. We intend to post on our website any amendment to, or waiver under, a provision of the Code of Business Conduct that applies to our directors and certain of our executive officers within four business days following the date of such amendment or waiver.
A copy of the Corporate Governance Guidelines may also be accessed free of charge by visiting our investor relations website at ir.arraytechinc.com and going to the “Corporate Governance Policies” section under the “Corporate Governance” tab, or by requesting a copy in writing from our Corporate Secretary at our Chandler, Arizona office.
AVAILABILITY OF CERTAIN DOCUMENTS
A copy of our Annual Report has been posted on the internet along with this proxy statement. Upon written request, we will mail, without charge, a copy of our Annual Report excluding exhibits. You can also view the Annual Report on our investor relations website ir.arraytechinc.com. Information on, or accessible through, our website is not part of this proxy statement. We have included our website only as an inactive textual reference and do not intend it to be an active link to our website. Please send a written request to our Corporate Secretary at:
Array Technologies, Inc.
3133 W Frye Rd
Suite 600
Chandler, AZ 85226
Phone: (505) 881-7567
SEC rules concerning the delivery of annual disclosure documents allow us or your bank, broker, trustee or other nominee to send a single Notice of Proxy Materials or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your bank, broker, trustee or other nominee believe that the stockholders are members of the same family, unless we have received contrary instructions from one or more of the stockholders. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notice of Proxy Materials, annual reports, and proxy statement.
We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the Notice of Proxy Materials or proxy materials was delivered. You may make a written or oral request by sending a notification to our Corporate Secretary at the address or telephone number above, providing your name, your shared address, and the address to which we should direct the additional copy of the Notice of Proxy Materials or proxy materials. Multiple stockholders sharing an address who have received one copy of a mailing and would prefer us to mail each stockholder a separate copy of future mailings should contact us at our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of a mailing and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made through our principal executive offices. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
STOCKHOLDER PROPOSALS AND NOMINATIONS
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. To be considered for inclusion in next year’s proxy statement, stockholder proposals must have been received by our Corporate Secretary at Array Technologies, Inc., 3133 W Frye Rd, Suite 600, Chandler, AZ 85226 no later than the close of business on December 8, 2026, which is 120 days prior to the date that is one year from this year’s mailing date of April 7, 2026.

ARRAY TECHNOLOGIES	71	2026 PROXY STATEMENT

General Matters
Requirements for Stockholder Proposals or Director Nominations to be Brought Before an Annual Meeting. Our Bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Corporate Secretary at Array Technologies, Inc., 3133 W Frye Rd, Suite 600, Chandler, AZ 85226.
To be timely for the 2027 Annual Meeting, although not included in the proxy statement, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the prior year’s annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or more than 70 days after such anniversary date, we must receive the notice not later than the close of business on the 10th day following the day on which we first provide notice or public disclosure of the date of the meeting. Assuming the date of our 2027 Annual Meeting is not so advanced or delayed, stockholders who wish to make a proposal at the 2027 Annual Meeting must notify us no earlier than January 19, 2027 and no later than February 18, 2027. Such notice must provide the information required by our Bylaws with respect to each matter the stockholder proposes to bring before the 2027 Annual Meeting, including any nominations.
In addition to satisfying the advance notice provisions in our Bylaws relating to nominations of director candidates, including the earlier notice deadlines set out above, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must also provide notice that sets forth the information required by Rule 14a-19 no later than March 20, 2027. If the date of the 2027 Annual Meeting changes by more than 30 calendar days from the anniversary date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the tenth calendar day following public announcement by the Company of the date of the 2027 Annual Meeting.
CONTACTING THE BOARD
Stockholders wishing to communicate with the Board may do so by writing to the Board or to the non-employee members of the Board as a group, at:
Array Technologies, Inc.
3133 W Frye Rd
Suite 600
Chandler, AZ 85226
Attention: Corporate Secretary
The communication must prominently display the legend “BOARD COMMUNICATION” in order to indicate to the Corporate Secretary that it is a communication for the Board. Upon receiving such a communication, the Corporate Secretary will promptly forward the communication to the relevant individual or group to which it is addressed. Certain items that are unrelated to the Board’s duties and responsibilities may be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. The Corporate Secretary will not forward any communication determined in her good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable.
OTHER MATTERS
As of the date of this proxy statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
HOW TO ACCESS THE ANNUAL MEETING
The Annual Meeting will be held in a virtual meeting format at www.virtualshareholdermeeting.com/ARRY2026.
To participate in the meeting, you will need the 16-digit control number included in your Notice of Proxy Materials and proxy card. The meeting webcast will begin promptly at 10:00 a.m. PDT. We encourage you to access the meeting at least 15 minutes prior to the start time. Online check-in will begin at 9:30 a.m. PDT, and you should allow ample time for the check-in procedures.

ARRAY TECHNOLOGIES	72	2026 PROXY STATEMENT

General Matters
FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, technology or product developments, financing and investment plans, dividend policy, competitive position, industry and regulatory environment, including potential regulatory reform related to energy credits, uncertainty relating the implementation of tariffs and changes in trade policy, including the reduction or elimination of certain government incentives, ability to provide 100% domestic content trackers, expectations regarding the macroeconomic environment and geopolitical developments, including the effects of tariffs and changes in trade policy, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would,” “designed to” or similar expressions and the negatives of those terms.
Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks, uncertainties and other factors, including without limitation: changes in growth or the rate of growth in demand for solar energy projects; factors outside of our control affecting the variability and demand for solar energy, including but not limited to, the retail price of electricity, availability of in-demand components like high-voltage breakers, various policies related to the permitting and interconnection costs of solar plants, and the availability of incentives for solar energy and solar energy production systems, which makes it difficult to predict our future prospects; competitive pressures within our industry; competition from conventional and renewable energy sources; a loss of one or more of our significant customers, their inability to perform under their contracts, or their default in payment; a drop in the price of electricity derived from the utility grid or from alternative energy sources; fluctuations in our results of operations across fiscal periods, which could make our future performance difficult to predict and could cause our results of operations for a particular period to fall below expectations; any increase in interest rates, or a reduction in the availability of tax equity or project debt capital in the global financial markets, which could make it difficult for customers to finance the cost of a solar energy system and reduce the demand for our products; existing electric utility industry policies and regulations, and any subsequent changes or new related policies and regulations, including as a result of the One Big Beautiful Bill Act, which may present technical, regulatory and economic barriers to the purchase and use of solar energy systems and may significantly reduce demand for our products or harm our ability to compete; the interruption of the flow of materials from international vendors, which could disrupt our supply chain, including as a result of the imposition of new and/or additional duties, tariffs and other charges or restrictions on imports and exports; changes in the global trade environment, including the continuation or imposition of import tariffs or other import restrictions; geopolitical, macroeconomic and other market conditions unrelated to our operating performance including but not limited to a pandemic, the Russia-Ukraine war, attacks on shipping in the Red Sea, conflict in the Middle East, changing trade policies, inflation and interest rates; our ability to convert our orders in backlog into revenue; the reduction, elimination or expiration, or our failure to optimize the benefits of government incentives for, or regulations mandating the use of, renewable energy and solar energy, particularly in relation to our competitors, which could reduce demand for solar energy systems; failure to, or incurrence of significant costs in order to, obtain, maintain, protect, defend or enforce, our intellectual property and other proprietary rights; delays in construction projects and any failure to manage our inventory; significant changes in the cost of raw materials; disruptions to transportation and logistics, including increases in shipping costs; defects or performance problems in our products, which could result in loss of customers, reputational damage and decreased revenue; delays, disruptions or quality control problems in our product development operations; our ability to retain our key personnel or failure to attract additional qualified personnel; additional business, financial, regulatory and competitive risks due to our continued planned expansion into new markets; cybersecurity or other data incidents, including unauthorized disclosure of personal or sensitive data or theft of confidential information; a failure to maintain an effective system of integrated internal controls over financial reporting, which may impair our ability to report our financial results accurately; our substantial indebtedness, risks related to actual or threatened public health epidemics, pandemics, outbreaks or crises; changes to laws and regulations, including changes to tax laws and regulations, that are applied adversely to us or our customers; our ability to successfully integrate APA into our existing operations and realize the anticipated benefits or synergies of the acquisition; and other factors listed and described in more detail in the “Summary Risk Factors” and “Risk Factors” sections, respectively, of our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 25, 2026.
Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this proxy statement. You should read this proxy statement with the understanding that our actual future results may be materially different from what we expect.
Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

ARRAY TECHNOLOGIES	73	2026 PROXY STATEMENT

APPENDIX A
Non-GAAP Financial Measures
Adjusted EBITDA
We define Adjusted EBITDA as net income (loss) to common shareholders plus (i) other (income) expense, net, (ii) gain on extinguishment of debts, net, (iii) foreign currency (gain) loss, net, (iv) preferred dividends and accretion, (v) interest expense, (vi) income tax (benefit) expense, (vii) depreciation expense, (viii) amortization of intangibles, (ix) amortization of developed technology and backlog, (x) equity-based compensation, (xi) change in fair value of contingent consideration, (xii) impairment of long-lived assets, (xiii) goodwill impairment, (xiv) certain legal expenses, (xv) acquisition-related expenses, (xvi) inventory valuation charge, and (xvii) other costs. For purposes of our 2025 LIP, Adjusted EBITDA excludes APA.
The following table reconciles Net income to Adjusted EBITDA:

Year Ended December 31, 2025
Net (loss) income	$(52,235)
Preferred dividends and accretion	59,797
Net (loss) income to common shareholders	$(112,032)
Other income, net	(10,860)
Gain on extinguishment of debts, net	(14,207)
Foreign currency (loss) gain, net	(2,042)
Preferred dividends and accretion	59,797
Interest expense	27,331
Income tax (benefit) expense	23,018
Depreciation expense	6,094
Amortization of intangibles	23,674
Amortization of developed technology and backlog	17,520
Equity-based compensation	15,571
Change in fair value of contingent consideration	177
Impairment of long-lived assets	—
Goodwill impairment	102,560
Certain legal expenses(a)	1,232
Acquisition-related expenses(b)	17,959
Inventory valuation charges(c)	29,516
Other costs(d)	2,267
Adjusted EBITDA	$187,575
Realized benefits not in original 2025 LIP design	(9,668)
Adjusted EBITDA for 2025 LIP	$177,907

(a)
Represents certain legal fees and other related costs associated with (i) actions filed against the Company and certain officers and directors alleging violations of the Securities Act of 1933 and the Securities Exchange Act of 1934, which litigation was dismissed with prejudice by the Court on May 19, 2023 and subsequently appealed. The appeal has been fully briefed, argued, and the Company is awaiting a decision, (ii) legal and success fees related to a regional tax dispute for a period prior to the acquisition of STI, and (iii) other litigation and legal matters. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business.

(b)	Represents acquisition-related expenses and fair value adjustments to inventory.
(c)	Represents inventory valuation charge related to phase-out of STI H250® inventory that is not SmarTrack® compatible.
(d)	For the twelve months ended December 31, 2025, represents $1.2 million organization restructuring and $1.1 million resolution of STI legacy VAT matter.

ARRAY TECHNOLOGIES	A-1	2026 PROXY STATEMENT

Adjusted Net (Loss) Income
We define Adjusted net (loss) income as net (loss) income to common shareholders plus (i) amortization of intangibles, (ii) amortization of developed technology and backlog, (iii) amortization of debt discount and issuance costs, (iv) gain on extinguishment of debts, net, (v) Series A preferred stock accretion, (vi) equity-based compensation, (vii) change in fair value of contingent consideration, (viii) impairment of long-lived assets, (ix) goodwill impairment, (x) certain legal expenses, (xi) acquisition-related expenses, (xii) inventory valuation charge, (xiii) other costs, and (xiv) income tax (benefit) expense adjustments.
The following table reconciles Net income to Adjusted net (loss) income:

Year Ended December 31, 2025
Net (loss) income	$(52,235)
Preferred dividends and accretion	59,797
Net (loss) income to common shareholders	$(112,032)
Amortization of intangibles	23,674
Amortization of developed technology and backlog	17,520
Amortization of debt discount and issuance costs	5,216
Gain on extinguishment of debts, net	(14,207)
Series A Preferred stock accretion	29,889
Equity based compensation	15,571
Change in fair value of contingent consideration	177
Impairment of long-lived assets	—
Goodwill impairment	102,560
Certain legal expenses(a)	1,232
Acquisition-related expenses(b)	18,055
Inventory valuation charge(c)	29,516
Other costs(d)	2,267
Income tax expense adjustments(e)	(16,522)
Adjusted net (loss) income	$102,916
(Loss) income per common share
Basic	$(0.73)
Diluted	$(0.73)
Weighted average number of common shares outstanding
Basic	152,537
Diluted	152,537
Adjusted net (loss) income per common share
Basic	$0.67
Diluted	$0.67
Weighted average number of common shares outstanding
Basic	152,537
Diluted	153,692

(a)
Represents certain legal fees and other related costs associated with (i) actions filed against the Company and certain officers and directors alleging violations of the Securities Act of 1933 and the Securities Exchange Act of 1934, which litigation was dismissed with prejudice by the Court on May 19, 2023 and subsequently appealed. The appeal has been fully briefed, argued, and the Company is awaiting a decision, (ii) legal and success fees related to a regional tax dispute for a period prior to the acquisition of STI, and (iii) other litigation and legal matters. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business.

(b)	Represents acquisition-related expenses and fair value adjustments to Inventory and Property, plant and equipment.
(c)	Represents inventory valuation charge related to phase-out of STI H250® inventory that is not SmarTrack® compatible.
(d)	For the twelve months ended December 31, 2025, represents $1.2 million organization restructuring and $1.1 million resolution of STI legacy VAT matter.
(e)	Represents the estimated tax impact of all Adjusted Net Income add-backs, excluding those which represent permanent differences between book versus tax.

ARRAY TECHNOLOGIES	A-2	2026 PROXY STATEMENT

APPENDIX B
Proposed Amendment to the Company’s Amended and Restated Certificate of Incorporation (Declassification Amendment)
Text of the proposed amendment (deletions are indicated by ~~strikeouts~~ and additions are indicated by underlining):
ARTICLE VI
BOARD OF DIRECTORS
A. Except as otherwise provided in this Amended and Restated Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any certificate of designation with respect to any series of Preferred Stock) and this Article VI relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board. ~~The directors (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. Class I directors shall initially serve for a term expiring at the first annual meeting of stockholders following the date the Common Stock is first publicly traded (the “IPO Date”), Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders following the IPO Date and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders following the IPO Date. At each succeeding annual meeting, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. If the number of such directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director.~~ At and after the 2027 annual meeting of stockholders (the “2027 Annual Meeting”), directors shall be elected to hold office for a term expiring at the next annual meeting of stockholders; provided, however, that any director in office immediately after the 2026 annual meeting of stockholders who was elected to hold office for a term that expires after the 2027 Annual Meeting shall continue to hold such office until the end of the term for which such director was elected. ~~Any such~~ Each director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or his or her death, resignation, retirement, disqualification or removal from office. ~~The Board is authorized to assign members of the Board to their respective class.~~
B. Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding, any newly-created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board (whether by death, resignation, retirement, disqualification, removal or other cause) shall be filled by a majority of the directors then in office, even if less than a quorum, by a sole remaining director or by the stockholders; provided, however, that from and after the Trigger Event, any newly-created directorship on the Board that results from an increase in the number of directors and any vacancy occurring on the Board shall be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by the stockholders). Any director elected to fill a vacancy or newly created directorship shall hold office until ~~the next election of the class for which such director shall have been chosen~~ the next succeeding annual meeting of stockholders, and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.
C. Any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock of the Corporation, voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time (i) prior to the date of the 2029 annual meeting of stockholders, only for cause, and (ii) following the date of the 2029 annual meeting of stockholders, either with or without cause, in each case, by the affirmative vote of a majority in voting power of all outstanding shares of Common Stock entitled to vote ~~thereon;~~ at an election of directors ~~provided, however, that from and after the Trigger Event, any such director or all such directors may be removed only for cause and only by the affirmative vote of the holders of at least 662⁄3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class~~.
D. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

ARRAY TECHNOLOGIES	B-1	2026 PROXY STATEMENT

E. During any period when the holders of any series of Preferred Stock, voting separately as a series or together with one or more series, have the right to elect additional directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total authorized number of directors of the Corporation shall be reduced accordingly.

ARRAY TECHNOLOGIES	B-2	2026 PROXY STATEMENT

ARRAY TECHNOLOGIES

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 P.M. Pacific Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY PHONE - 1-800-690-6903
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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V87890-P45901

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARRAY TECHNOLOGIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" IN ITEM 1 AND "FOR" ITEMS 2, 3 AND 4.

Vote on Directors

	For All	Withhold All	For All Except
1. Election of the Company's Class III director nominees, each for a three-year term.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Brad Forth
02) Kevin Hostetler
03) Gerrard Schmid

Vote on Proposals

5. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted "FOR ALL" IN ITEM 1 AND "FOR" ITEMS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE ANNUAL MEETING.**

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Electronic Proxy Card, Annual Report, and any amendments thereto that are required to be furnished to stockholders are available at www.proxyvote.com.

V87891-P45901

ARRAY TECHNOLOGIES, INC.
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The **stockholder(s)** hereby appoint(s) Gina Gunning and Keith Jennings, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of **Array Technologies, Inc.** that the **stockholder(s)** is/are entitled to vote at the **Annual Meeting of Stockholders** to be held at 10:00 a.m. Pacific Daylight Time on May 19, 2026, at www.virtualshareholdermeeting.com/ARRY2026, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR ALL" THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND "FOR" EACH OF PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE